Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FIRST NORTHWEST BANCORP
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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LETTER FROM OUR PRESIDENT AND CEO

March 20, 2020
Dear Shareholder:
On behalf of the Board of Directors and management of First Northwest Bancorp, we cordially invite you to attend the 2020 annual meeting of shareholders. The meeting will be held virtually at 4:00 p.m. (Pacific Time) on Tuesday, May 5, 2020.
The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. In addition, we will report on our results of operations. After the meeting, we will also address your questions and comments.
We encourage you to attend the meeting virtually. Whether or not you plan to attend, please take the time to read the Proxy Statement and vote via the Internet or telephone or by completing and mailing the proxy card or voting instruction form (if you received one) as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the annual meeting.
Your Board of Directors and management are committed to the continued success of First Northwest Bancorp and the enhancement of your investment. We appreciate your confidence and support and look forward to the meeting.

Sincerely,
MATTHEW P. DEINES
President and Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2020

Notice is hereby given that the 2020 annual meeting of shareholders of First Northwest Bancorp will be held virtually on Tuesday, May 5, 2020 at 4:00 p.m. (Pacific Time). At the meeting, shareholders will be asked to consider the following:
PROPOSAL 1 -    Election of three directors to each serve for a three-year term;
PROPOSAL 2 -    Approval of the First Northwest Bancorp 2020 Equity Incentive Plan;
PROPOSAL 3 -     An advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement; and
PROPOSAL 4 -     Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2020.
We will also consider and act upon such other business as may properly come before the meeting, or any adjournments or postponements thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.
The Board of Directors has fixed the close of business on February 28, 2020 as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof.
YOUR VOTE IS IMPORTANT. We urge you to read this Proxy Statement carefully. Whether or not you plan to attend the virtual annual meeting, we urge you to vote promptly through the Internet, by telephone or by mail. This will ensure the presence of a quorum at the meeting. For instructions on voting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail. You can request to receive proxy materials by mail or e-mail. Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the proxy card or voting instruction form, will save us the expense and extra work of additional solicitation. If you are a shareholder of record and vote at the annual meeting, your proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS
CHRISTOPHER J. RIFFLE
Chief Operating Officer, General Counsel, and Corporate Secretary
Port Angeles, Washington
March 20, 2020

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2020
The Board of Directors of First Northwest Bancorp (the "Board") is using this Proxy Statement to solicit proxies from our shareholders for use at our 2020 annual meeting of shareholders. We first provided electronic access to this Proxy Statement, a form of proxy card, and our Annual Report to our shareholders on or about March 20, 2020.
The information provided in this Proxy Statement relates to First Northwest Bancorp and its wholly owned subsidiary, First Federal Savings and Loan Association of Port Angeles. First Northwest Bancorp may also be referred to as "First Northwest" and First Federal Savings and Loan Association of Port Angeles may also be referred to as "First Federal" or the "Bank." References to "we," "us" and "our" refer to First Northwest and, as the context requires, First Federal.
INFORMATION ABOUT THE ANNUAL MEETING

Our annual meeting will be held as follows:

DATE        Tuesday, May 5, 2020
TIME        4:00 p.m. (Pacific Time)
Due to concerns about containing the spread of COVID-19, this year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/290198981 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is FNWB2020. There is no physical location for the Annual Meeting.
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
At the meeting, you will be asked to consider and vote upon the following proposals:

PROPOSAL 1 - Election of three directors to each serve for a three-year term;
PROPOSAL 2 - Approval of the First Northwest Bancorp 2020 Equity Incentive Plan;
PROPOSAL 3 - Approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement; and
PROPOSAL 4 - Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2020.
We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2020
Our proxy materials are available at: https://www.snl.com/IRW/corporateprofile/4343673. The following materials are available for review:

•	Proxy Statement;

•	Notice of Internet Availability of Proxy Materials (which includes directions on how to attend the annual meeting, where you may vote if you are a shareholder of record);

•	Proxy card; and

•	Annual Report to Shareholders.
We provided electronic access to our proxy materials beginning on or about March 20, 2020. On or about, March 25, 2020, we mailed to our shareholders the Notice of Availability of Proxy Materials, which contains instructions on how to access the Proxy Statement and our Annual Report via the Internet and how to vote online. The Securities and Exchange Commission ("SEC") allows us to deliver proxy materials to shareholders over the Internet. We believe that this offers a convenient way for shareholders to review the annual meeting materials. It also reduces printing and mailing expenses and lessens the environmental impact of paper copies.
WHO IS ENTITLED TO VOTE?
We have fixed the close of business on February 28, 2020 as the record date for shareholders entitled to receive notice of and to vote at our annual meeting. Only holders of record of First Northwest’s common stock on that date are entitled to receive notice of and to vote at the annual meeting. You are entitled to one vote for each share of First Northwest common stock you own, unless you own more than ten percent of First Northwest’s outstanding shares. On February 28, 2020, the voting record date, there were 10,628,030 shares of First Northwest common stock outstanding and entitled to vote at the annual meeting.
HOW CAN I ATTEND THE ANNUAL MEETING ?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/290198981. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is FNWB2020.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

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The online meeting will begin promptly at 4:00 p.m. (Pacific Time). We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
HOW DO I REGISTER TO ATTEND THE ANNUAL MEETING VIRTUALLY ON THE INTERNET?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your First Northwest holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m. (Pacific Time) on May 5, 2020.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:

By email:	Forward the email from your broker, or send an image of your legal proxy to legalproxy@computershare.com
By mail:    Computershare
FNWB Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
WHY ARE YOU HOLDING A VIRTUAL MEETING INSTEAD OF A PHYSICAL MEETING?
The decision to hold this year’s Annual Meeting online was not made without significant consideration regarding how this meeting format will impact shareholders and their access to the information and communication from the Meeting. The decision to hold its 2020 Annual Meeting online should not be misunderstood as an indication that First Northwest intends to hold future annual meetings using an online-only format. First Northwest remains committed to using the in-person format it has traditionally used for its annual meetings, with the possibility of enhancing access to and participation in those meetings by adding an online attendance option.
HOW DO I VOTE AT THE ANNUAL MEETING?
Proxies are solicited to provide all shareholders of record as of the voting record date an opportunity to vote on matters scheduled for the annual meeting as described in these materials. You are a shareholder of record if your shares of First Northwest common stock are held in your name. If you are a beneficial owner of First Northwest common stock held by a broker, bank or other nominee (i.e., in "street name"), please see the instructions below under "What If My Shares Are Held in Street Name?"
Shares of First Northwest common stock can only be voted by the shareholder or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to

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attend the annual meeting virtually. You can vote by telephone or the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail. You may also vote by signing, dating, and returning the proxy card or voting instruction form if you requested a copy of the proxy materials by mail. You can always change your vote at the virtual meeting if you are a shareholder of record.
Shares of First Northwest common stock represented by properly executed proxies will be voted by the Proxy Committee of the Board in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the Proxy Committee will vote the shares FOR the election of each of our director nominees, FOR approval of the adoption of the First Northwest Bancorp 2020 Equity Incentive Plan, FOR advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement, and FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm (also referred to as "independent auditor") for 2020. If any other matters are properly presented at the annual meeting for action, the Proxy Committee will have the discretion to vote on these matters in accordance with its best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.
You may receive more than one Notice of Internet Availability of Proxy Materials depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate (but similar) notices explaining how to access the proxy materials and vote.
WHAT IF MY SHARES ARE HELD IN STREET NAME?
If you are the beneficial owner of shares held in "street name" by a broker, your broker or other custodian is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, stock exchange rules permit your broker to vote the shares only with respect to discretionary items. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposal to elect directors, approval of the First Northwest Bancorp 2020 Equity Incentive Plan, and the advisory vote on executive compensation are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted on these proposals.
If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A legal proxy issued by your broker, a recent brokerage statement, or a letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock held in street name at the annual meeting, you will need to obtain a legal proxy in your name from the broker, bank or other nominee who holds your shares.
HOW WILL MY SHARES OF COMMON STOCK HELD IN THE EMPLOYEE STOCK OWNERSHIP PLAN BE VOTED?
We maintain the First Northwest Bancorp Employee Stock Ownership Plan ("ESOP") for the benefit of our employees. Each participant may instruct the ESOP trustees how to vote the shares of First Northwest common stock allocated to his or her account under the ESOP by completing the proxy card distributed by the administrator. If a participant properly executes the proxy card, the administrator will instruct the trustees to vote the participant’s shares in accordance with the participant’s instructions. Unallocated shares of First

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Northwest common stock held in the ESOP and allocated shares for which proper voting instructions are not received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions. In order to give the trustees sufficient time to vote, all vote authorization forms must be received by the transfer agent on or before April 30, 2020 at 10:00 a.m. (Pacific Time). The ESOP third party administrator is Northwest Plan Services, Inc.
HOW WILL MY SHARES OF COMMON STOCK HELD IN THE FIRST FEDERAL 401(K) PLAN BE VOTED?
We also maintain the First Federal Savings and Loan Association of Port Angeles 401(k) Plan ("401(k) Plan") for the benefit of our employees. First Northwest's common stock is an investment choice for participants in the 401(k) Plan. Each participant may instruct the trustees how to vote the shares of First Northwest common stock allocated to his or her account under the 401(k) Plan by completing the proxy card distributed by the administrator, Northwest Plan Services, Inc. If a participant properly executes the proxy card, the administrator will instruct the trustee to vote the participant’s shares in accordance with the participant’s instructions. Shares for which proper voting instructions are not received will be voted by the trustee as directed by the administrator. In order to give the trustee sufficient time to vote, all vote authorization forms must be received by the administrator on or before April 30, 2020 at 10:00 a.m. (Pacific Time).
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the meeting for any business to be conducted. The presence at the meeting or by proxy of at least a majority of the shares of First Northwest common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum exists at the annual meeting.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting. An adjournment will have no effect on the business that may be conducted at the meeting.
VOTE REQUIRED TO APPROVE PROPOSAL 1: ELECTION OF DIRECTORS
Directors are elected by a plurality of the votes cast, individually or by proxy, at the annual meeting by holders of First Northwest common stock. Accordingly, the three nominees for election as directors who receive the highest number of votes cast will be elected. Our Articles of Incorporation do not permit shareholders to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the three nominees receiving the greatest number of votes will be elected.
Our Board of Directors unanimously recommends that you vote FOR the election of each of its director nominees.

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VOTE REQUIRED TO APPROVE PROPOSAL 2: APPROVAL OF FIRST NORTHWEST BANCORP 2020 EQUITY INCENTIVE PLAN
Approval of the First Northwest Bancorp 2020 Equity Incentive Plan requires the affirmative vote of a majority of the votes, individually or by proxy, cast at the annual meeting. Abstentions and broker non-votes do not constitute votes cast and therefore will have no effect on the outcome of the proposal.
Our Board of Directors unanimously recommends that you vote FOR approval of the 2020 Equity Incentive Plan.
VOTE REQUIRED TO APPROVE PROPOSAL 3: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
Approval, on a non-binding advisory basis, of the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast, individually or by proxy, at the annual meeting. Abstentions and broker non-votes do not constitute votes cast and therefore will have no effect on the outcome of the proposal.
Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.
VOTE REQUIRED TO APPROVE PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR
The Audit Committee has appointed Moss Adams LLP as our independent auditor for the year ending December 31, 2020. Ratification of the appointment of Moss Adams LLP as our independent auditor requires the affirmative vote of a majority of the votes cast, individually or by proxy, at the annual meeting. Abstentions do not constitute votes cast and therefore will have no effect on the outcome of the proposal.
Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of the independent auditor.
MAY I REVOKE MY PROXY?
You may revoke your proxy before it is voted by:
•submitting a new proxy with a later date;

•
notifying the Corporate Secretary of First Northwest in writing (or if you hold your shares in street name, your broker, bank or other nominee) before the annual meeting that you have revoked your proxy; or

•	voting virtually at the annual meeting.
If your shares are held in street name, you must obtain a validly executed legal proxy from your broker or other custodian indicating that you have the right to vote your shares.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Persons and groups who beneficially own in excess of five percent of First Northwest’s outstanding shares of common stock ("5% beneficial owners") are required to file with the SEC reports disclosing their ownership. The following table sets forth, as of December 31, 2019, information regarding the share ownership of each person or entity known by management to be a 5% beneficial owner:
1) The ESOP has sole voting power as to 820,874 shares, shared voting power with respect to 202,994 shares and sole dispositive power with respect to 1,023,868 shares.
(2) Based on information contained in the schedule 13G/A filed on February 7, 2020, reporting shared voting and dispositive power as to all shares by FMR LLC and Abigail P. Johnson, the Chairman and Chief Executive Officer of FMR LLC.
(3) Based on information contained in the schedule 13G filed on February 7, 2020, reporting sole voting and dispositive power as to 162,037 shares and shared voting and dispositive power as to 564,046 shares.
(4) We established the First Federal Community Foundation in connection with the mutual to stock conversion of First Federal in 2015 to further our commitment to the local community. Shares of common stock held by the Foundation will be voted in the same proportion as all other shares of common stock voted on all proposals by First Northwest’s shareholders.
(5) Based on information contained in the schedule 13G filed on February 11, 2020, reporting sole voting and dispositive power as to 7,416 shares and shared voting and dispositive power as to 557,975 shares.
BENEFICIAL OWNERSHIP BY DIRECTORS AND NAMED EXECUTIVE OFFICERS
The following table sets forth, as of February 28, 2020, the record date for the annual meeting, information regarding share ownership of our directors and director nominees, each current or former executive officer of First Northwest or any of its subsidiaries named in the Summary Compensation Table appearing under "Executive Compensation" below (referred to as "named executive officers"), and all current directors and executive officers of First Northwest and its subsidiaries as a group.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting or dispositive power with respect to those shares. Therefore, the table below includes shares held by spouses, by other immediate family members

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in trust, in retirement accounts or funds for the benefit of the named individuals, and in the ESOP and 401(k) Plan.
As of February 28, 2020, the record date for the annual meeting, there were 10,628,030 shares of First Northwest common stock outstanding.

Name	*Number of shares beneficially owned*	*Percent of shares outstanding (%)*
Directors		
Stephen E. Oliver	23,061 (1)	*
Dana D. Behar	14,034.46 (2)	*
David A. Blake	24,872 (3)	*
Craig A. Curtis	21,972 (4)	*
Cindy H. Finnie	27,700 (5)	*
David T. Flodstrom	19,516 (6)	*
Norman J. Tonina, Jr.	26,094.27 (7)	*
Jennifer Zaccardo	31,300 (8)	*
Named Executive Officers		
Matthew P. Deines**	42,000 (9)	*
Laurence J. Hueth***	7,794.346 (10)	*
Kelly A. Liske	31,283.951 (11)	*
Christopher J. Riffle	24,442.53 (12)	*
All current executive officers and directors as a group (13 persons)	60,054.862 (13)	*

* Less than one percent of shares outstanding.
** Mr. Deines is also a Board director.
*** Mr. Hueth served as our President and CEO and as a Board director until December 5, 2019.
(1) Includes 7,500 shares held jointly with spouse and 7,200 shares of restricted stock as to which Mr. Oliver has voting power.
(2) Includes 5,000 shares held jointly with spouse and 3,600 shares of restricted stock as to which Mr. Behar has voting power.
(3) Includes 7,200 shares of restricted stock as to which Mr. Blake has voting power.
(4) Includes 4,600 shares held jointly with spouse and 7,200 shares of restricted stock as to which Mr. Curtis has voting power.
(5) Includes 7,200 shares of restricted stock as to which Ms. Finnie has voting power.
(6) Includes 7,200 shares of restricted stock as to which Mr. Flodstrom has voting power.
(7) Includes 7,200 shares of restricted stock as to which Mr. Tonina has voting power.
(8) Includes 12,000 shares held jointly with spouse and 7,200 shares of restricted stock as to which Ms. Zaccardo has voting power.
(9) Includes 27,000 shares of restricted stock as to which Mr. Deines has voting power.
(10) Includes 7,794.346 shares held in the ESOP.
(11) Includes 12,500 shares of restricted stock as to which Ms. Liske has voting power, 100 shares held as custodian for minors of which Ms. Liske disclaims beneficial ownership, 3,212.204 units held in the 401(k) Plan, and 5,387.747 shares held in the ESOP. The units consist of shares of First Northwest common stock and a liquidity cash component.
(12) Includes 20,000 shares of restricted stock as to which Mr. Riffle has voting power, and 633.525 shares held in the ESOP.
(13) Includes 32,500 shares of restricted stock as to which two additional executive officers have voting power, as well as 7,622.575 units held in the 401(k) Plan, and 5,332.287 shares held in the ESOP for their account. The units consist of shares of First Northwest common stock and a liquidity cash component.

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PROPOSAL 1 – ELECTION OF DIRECTORS
Our Board consists of nine members and, in accordance with our Articles of Incorporation, is divided into three classes. One-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The table below sets forth information regarding each director of First Northwest and each Board nominee for director. All nominees and continuing directors are also directors of First Federal.
The Nominating and Corporate Governance Committee of the Board selects nominees for election as directors and presents its nominees to the Board for consideration. All nominees currently serve as First Northwest directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. It is intended that the proxies solicited on behalf of the Board (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified in the table below. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors unanimously recommends a vote "FOR" the election of Matthew P. Deines, Stephen E. Oliver, and Jennifer Zaccardo, each for a three-year term.

(1) For years prior to 2015, includes service on the Board of Directors of First Federal.

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Information Regarding Nominees for Election and Continuing Directors. Set forth below is the principal occupation and other business experience, during at least the last five years, of each nominee for director and each continuing director.
Dana D. Behar has been the owner of Discovery Bay Investments, LLC, a private equity investment firm based in Seattle, Washington, and focused on agricultural land and real estate, since September 2015. Prior to that, Mr. Behar worked at HAL Real Estate Investments Inc., a private equity real estate investment entity based in Seattle, Washington, for 23 years. Mr. Behar served as President and Chief Executive Officer of HAL Real Estate Investments Inc. from 2005 until September 2015 and Director from 2005 to 2016. Mr. Behar previously worked in brand management at Proctor & Gamble, served as Director of Marketing for the retail chain Egghead Software, and was a management consultant with the Wharton Small Business Development Center. He is active in his community, serving as a board member of Capitol Hill Housing and the Forterra Strong Communities Fund, and as a trustee of the Samis Foundation. Mr. Behar has a Bachelor of Arts degree in business with a concentration in finance from the University of Washington and a Master of Business Administration degree with a concentration in finance from the Wharton School of the University of Pennsylvania.
Cindy H. Finnie retired in 2011 from Allstate Insurance Company after 38 years of leadership experience. Her range of responsibilities included property and casualty underwriting, sales management, business development, agency management, financial management and developing insurance agencies. Ms. Finnie was also responsible for introducing and developing the financial services market in her area. Ms. Finnie is the co-owner and President of Rainshadow Properties, Inc., a boutique hotel and property management company that she co-founded in 1995. She is also a former member of the Centrum Foundation, past chair of the Washington State Arts Commission, past chair of the Fort Worden Public Development Authority, a former director of the Jefferson County Community Foundation, a member of the City of Port Townsend Lodging Tax Advisory Committee, director of the Fort Worden Foundation, and board member of the First Federal Community Foundation. Ms. Finnie has a Bachelor of Arts degree from the University of Colorado.
David T. Flodstrom, P.E. retired in 2005 after a 36-year career in municipal management and industrial relations. During his career, Mr. Flodstrom served as the City Engineer for Port Angeles for 5 years, the Port Angeles City Manager for 10 years, and worked in industrial relations and human resources for private industries for 15 years. Mr. Flodstrom’s career has provided him with expertise in management, human resources and governance. Mr. Flodstrom is a board member of the First Federal Community Foundation, past commissioner of the Peninsula Housing Authority, past president of Nor’ Western Rotary Club and former board member of the Olympic Medical Foundation and the Washington Business Association. He has also spent over 30 years as a coach and umpire for youth baseball clubs. Mr. Flodstrom has a Bachelor of Science degree in civil engineering and maintains a professional engineering.
Matthew P. Deines became President and Chief Executive Officer (“CEO”) of First Federal in August 2019, and was elected President, CEO, and director of First Northwest on December 5, 2019. In over 18 years of banking he has experience in a variety of areas, including strategic planning and acquisitions, investor relations, financial reporting, and digital banking, as well as operations, payments, internal controls and board governance. Mr. Deines served as Executive Vice President and Chief Financial Officer (“CFO”) of Liberty Bay Bank from

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November 2018 until May 2019. Prior to that, he began work at Sound Community Bank as its CFO in February 2002 and was promoted to Executive Vice President in January 2005. In 2008, Mr. Deines also became Executive Vice President, CFO, and Corporate Secretary of the newly incorporated Sound Financial, Inc., the predecessor to Sound Financial Bancorp, Inc. ("SFBC"). He held these roles at Sound and SFBC until March 2018. In 2000, he received his Washington Certified Public Accountant certificate, currently inactive, while working for O’Rourke, Sacher & Moulton, LLP. Mr. Deines has been a conference speaker and instructor for the Washington Bankers Association and is actively involved with several non-profit organizations.
Stephen E. Oliver has served as Chairman of the Board since January 2015. Mr. Oliver is a retired attorney with over 35 years of experience in the areas of banking, real estate development, environmental and municipal law. From 2010 until his retirement in December 2014, he owned the legal consulting firm, S.E. Oliver, Inc. Prior to starting his consulting firm, Mr. Oliver was a stockholder in the Platt Irwin Law Firm (which served as general counsel to First Federal through 2017), beginning his affiliation in 1978 and serving as President from 1991 through 2009. Mr. Oliver serves as President of the Board of Directors of the Northwest Maritime Center located in Port Townsend, Washington, and previously served as president of the Board of Directors of the Olympic Medical Center Foundation located in Port Angeles, Washington. Much of Mr. Oliver’s professional activity was devoted to assessing risk in banking and real estate development transactions, as well as general litigation risk. He has served on bank boards continuously since 2001 and, in that capacity, has chaired both audit and loan committees for extended periods. Mr. Oliver earned a Bachelor of Arts, cum laude, with distinction in Economics from the University of Washington. He also earned a Juris Doctorate, Order of the Coif, from the University of Washington and served as a Law Clerk to Washington State Supreme Court Justice Robert Utter.
Jennifer Zaccardo is President and Tax Partner of Baker, Overby & Moore Inc., P.S., a public accounting firm with which she has been affiliated since 1983. She is a Certified Public Accountant with particular expertise in the timber industry and small business financial reporting and taxation. Ms. Zaccardo is a member of the Washington Society of Certified Public Accountants and the American Institute of Certified Public Accountants. She is a past president and treasurer of the Peninsula College Foundation Board of Governors and served on the Quillayute Valley School Board of Directors for 10 years. Ms. Zaccardo earned a Bachelor of Science degree in Forest Resources from the University of Washington, Bachelor of Arts degree in Business Administration from the University of Washington and is a Certified Public Accountant.
David A. Blake is the Chief Operations Officer of Blake Sand and Gravel, a producer of washed sand and aggregate and crushed rock, and Secretary/Treasurer of Blake Tile & Stone, a landscaping and tile supplier. He joined the family business in 1969 and served as President and Chief Executive Officer from 1980 until 2010. Mr. Blake continues to serve on the Board of Directors of both companies. He is a board member of the Albert Haller Foundation and the Olympic Medical Foundation and served on the Sequim School Board of Directors for 31 years. Mr. Blake earned an Associate of Arts degree from Peninsula College.
Craig A. Curtis is Chief Architect with Katerra, Inc., a vertically integrated company founded by Silicon Valley entrepreneurs to reinvent the way buildings are delivered, through leveraging technology, supply chain and off-site factory prefabrication. Katerra began in 2015 and Mr. Curtis joined in January 2016 to open a North American Design Division for the company. At that time there were approximately 40 people in the

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company, worldwide. By the end of 2019, Katerra had grown to over 8,000 employees, with approximately half of those in North America. Mr. Curtis oversees building design for all North American Katerra Building Platforms, leads business development for emerging markets, and has led the launch of Katerra’s mass timber design division, including North America’s largest cross laminated timber (CLT) factory, located in Spokane, Washington. Prior to joining Katerra, Mr. Curtis was employed by The Miller Hull Partnership since 1987 and served as a partner from 1994 until 2016. In 2004, Miller Hull was awarded the American Institute of Architects (AIA) National Firm Award, and in 2008, Mr. Curtis was elected to the AIA College of Fellows, a distinction awarded to approximately 3% of its members. Mr. Curtis has degrees in Architecture and Construction Management from Washington State University. A resident of Kitsap County since 1991, Mr. Curtis has served on committees for the North Kitsap School District and Suquamish Community Advisory Council.
Norman J. Tonina, Jr. has served as the Chairman of the Fort Worden Public Development Authority in Port Townsend, Washington since 2015. He is also an adjunct faculty member in Seattle Pacific University’s graduate program in Industrial and Organizational Psychology. Mr. Tonina most recently worked at Grameen Foundation, a non-governmental organization focused on enabling the poor to create a world without poverty, where he served as an advisor to the Chief Executive Officer and Board of Directors (2012-2016) and as its Chief Human Resources Officer (2010-2012), focused on driving strategic alignment, organizational effectiveness, and human resource re-engineering initiatives. He began his career at Digital Equipment Corporation in 1987 and joined Microsoft in 1993 as a Finance Manager for its Systems products, rising to become Senior Director of Finance for Microsoft’s Platforms and Applications business. In 1999, Mr. Tonina transitioned to Human Resources, where he directed major strategic global human resources initiatives, spending the majority of his time focused on culture, leadership, and talent strategies. He continues to be actively involved in community organizations in both Seattle and Port Townsend, Washington, and is the Chairman of the First Federal Community Foundation. Mr. Tonina earned his Bachelor of Arts degree in Business Administration from Northeastern University, a certificate in human resources from the University of Michigan, and a Masters in Organizational Psychology degree from Antioch University.
Director Qualifications and Experience. The following table identifies the experience, qualifications, attributes and skills the Nominating and Corporate Governance Committee considered in making its decision to nominate directors to our Board. The fact that a particular attribute was not considered does not mean that the director lacks such an attribute.

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Experience, Qualification, Skill or Attribute	*Behar*	*Blake*	*Curtis*	*Deines*	*Finnie*	*Flodstrom*	*Oliver*	*Tonina*	*Zaccardo*
Professional standing in chosen field	✓	✓	✓	✓	✓	✓	✓	✓	✓
Expertise in financial services or related industry	✓			✓	✓				✓
Audit committee financial expert									✓
Civic and community involvement	✓	✓	✓	✓	✓	✓	✓	✓	✓
Other public company experience	✓			✓	✓			✓	
Leadership and team building skills	✓	✓	✓	✓	✓	✓	✓	✓	✓
Diversity by race, gender or culture					✓				✓
Specific Skills/Knowledge	*Behar*	*Blake*	*Curtis*	*Deines*	*Finnie*	*Flodstrom*	*Oliver*	*Tonina*	*Zaccardo*
Finance	✓	✓	✓	✓	✓	✓	✓	✓	✓
Technology			✓	✓				✓	✓
Marketing	✓	✓	✓	✓	✓				
Public affairs	✓	✓	✓			✓			
Human resources		✓		✓	✓	✓		✓	✓
Governance	✓	✓		✓	✓	✓	✓	✓	✓

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors. The Boards of Directors of First Northwest and First Federal conduct their business through board and committee meetings. During 2019, the Board held nine meetings and the Board of Directors of the Bank held ten meetings. No director of First Northwest or the Bank attended fewer than 75 percent of the total meetings of the boards and committees on which that person served during 2019.
Committees and Committee Charters. The Board has standing Audit, Compensation, Nominating and Corporate Governance, and Executive Committees. The Board has adopted written charters for the Audit, Compensation, and Nominating and Corporate Governance Committees, copies of which are available under the "Investor Relations" tab on our website at www.ourfirstfed.com. All members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent, in accordance with the requirements for companies listed on NASDAQ.
The Audit Committee consists of Directors Zaccardo (Chair), Behar, Blake, Finnie and Oliver. This committee’s primary responsibilities are to: oversee the integrity of First Northwest’s financial reporting processes, financial statement audits and systems of internal controls regarding finance, accounting and legal compliance; oversee the independence and performance of First Northwest’s independent auditors and internal audit function; and provide an avenue of communication among the independent auditor, management and the Board of Directors. In addition, the Board of Directors has determined that Ms. Zaccardo meets the definition of "audit committee

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financial expert," as defined by the SEC. The Audit Committee meets quarterly and on an as needed basis. The Audit Committee met eight times during 2019.
The Compensation Committee consists of Directors Finnie (Chair), Flodstrom, Oliver and Tonina. This committee meets semiannually and on an as needed basis, and provides general oversight regarding the personnel, compensation and benefits matters of First Northwest. In furtherance of this purpose, the committee is responsible for setting the compensation of our Chief Executive Officer and reviewing his performance, approving the compensation arrangements and performance goals for other senior executives, and recommending board member compensation. The Compensation Committee met three times during 2019.
The Nominating and Corporate Governance Committee consists of Directors Blake (Chair), Curtis, Finnie, Oliver, Tonina and Zaccardo. This committee is responsible for assessing board and committee membership composition, succession planning, and implementing policies and processes regarding corporate governance matters. The committee also ensures that the requisite expertise, diversity and independence of the Board are considered in evaluating board composition and director nominations. The Nominating and Corporate Governance Committee meets semiannually, and on an as needed basis, and met three times during 2019.
The Executive Committee consists of Directors Oliver, Finnie, and Zaccardo. This committee acts for the Board of Directors when formal board action is required between regular meetings. The Executive Committee did not meet during 2019.
Leadership Structure. First Northwest has separated the positions of Chairman and Chief Executive Officer. The Chairman, who is an independent director, leads the Board and presides at all board meetings, while the President and Chief Executive Officer runs the day-to-day business of First Northwest. The Board supports having an independent director in a board leadership position. Having an independent chairman enables non-management directors to raise issues and concerns for board consideration without immediately involving management. The Chairman also serves as a liaison between the Board and senior management.
Classified Board Structure. Under its classified board structure, one-third of the directors are elected each year to serve three-year terms. Through its Nominating and Corporate Governance Committee and Board meetings, the Board routinely considers the merits of its classified board structure. The Board continues to believe that the classified board structure is in the best interests of First Northwest. The Board believes that the longer time required to elect a majority of a classified board will help assure continuity and stability of corporate policies since a majority of the directors will always have prior experience. The banking industry is becoming increasingly complex, and effective bank holding company directors must be knowledgeable of the market and regulatory forces that shape and redefine the banking industry.
Board Involvement in Risk Management Process. As part of its overall responsibility to oversee the management, business and strategy of our company, one of the primary responsibilities of our Board is to oversee the amount and types of risk taken by management in executing our corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks. The Board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment policies, and regular monitoring of risk such as interest rate risk exposure, liquidity, cyber-security, and problem assets. Some oversight functions are delegated to committees of the Board, with such committees

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regularly reporting to the full Board the results of their oversight activities. For example, the Audit Committee is responsible for oversight of the independent auditor and meets directly with the auditors at various times during the course of the year. The Audit Committee also receives quarterly reports on technology and information security, including cybersecurity.
Corporate Governance Policy. The Board has adopted a corporate governance policy. The policy covers the following matters:

•	the role of the Board;

•	the composition, size, and tenure of the Board in order to ensure the requisite experience, diversity, and independence;

•	responsibilities and operation of the Board;

•	the establishment and operation of board committees, including audit, nominating and corporate governance, and compensation committees;

•	succession planning for the Board and Chief Executive Officer;

•	executive sessions of independent directors;

•	the Board’s interaction with management and third parties;

•	evaluation of the performance of the Board and the Chief Executive Officer;

•	communications with shareholders and annual meeting attendance; and

•	director orientation and continuing education.
Director Independence. Our common stock is listed on the NASDAQ Global Market. In accordance with NASDAQ requirements, at least a majority of our directors must be independent directors. The Board has determined that eight of our nine directors are independent, as defined by NASDAQ. Directors Behar, Blake, Curtis, Finnie, Flodstrom, Oliver, Tonina, and Zaccardo are all independent. Only Matthew Deines, who is our President and Chief Executive Officer, is not independent.
Code of Ethics. The Code of Ethics is applicable to each of our directors, officers and employees, and requires individuals to maintain the highest standards of professional conduct. The Code is reviewed and updated from time to time. The Board approved updates to the Code in December 2019. A copy of the Code of Ethics is available under the "Investor Relations" tab on our website at www.ourfirstfed.com.
Director Continuing Education. Continuing education programs assist directors in maintaining skills and knowledge necessary or appropriate for the performance of their responsibilities. These programs may include internally developed materials and presentations, programs presented by third parties, and financial and administrative support to attend qualifying academic or other independent programs. Our Board maintains a strong commitment to continuing education activities each year.
Board Evaluation. The Nominating and Corporate Governance Committee conducts an annual evaluation of the performance of the Board, the Board Chairman, and each of its members, including director self-assessment, and one-on-one meetings between each director and the Board chairman. The results are reported to the Board. The report includes an assessment of the Board’s compliance with the principles of corporate governance, including its Corporate Governance Policy, and identification of areas in which the Board could improve its performance.

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Shareholder Communication with the Board of Directors. The Board welcomes communication from shareholders. Shareholders may send communications to the Board of Directors, First Northwest Bancorp, 105 W. Eighth Street, Port Angeles, Washington 98362. Shareholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded appropriately.
Annual Meeting Attendance by Directors. We encourage, but do not require, our directors to attend the annual meeting of shareholders. All directors, except Director Curtis, attended the annual meeting of shareholders held on May 7, 2019.
Transactions with Related Persons. First Federal has followed a policy of granting loans to executive officers and directors which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to First Federal prevailing at the time (unless made pursuant to the employee loan program described below), in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. All loans to directors and executive officers and their related persons at December 31, 2019 were performing in accordance with their terms.
Stock Ownership Guidelines. In May 2017, the Board adopted a stock ownership policy because it believes that it is in our best interest to align the financial interests of our non-employee directors and Chief Executive Officer with those of our shareholders. The policy requires non-employee directors to own shares of First Northwest’s common stock equal in value to three times the respective director’s annual cash retainer. Directors must meet these ownership guidelines by May 2020 or within three years of joining the Board, whichever is later. All of our eight non-employee directors have been compliant with this policy requirement throughout 2019. In addition, our stock ownership guidelines require our Chief Executive Officer to hold First Northwest shares valued at three times his annual base salary within three years of his date of hire. Since being appointed as Chief Executive Officer of First Federal in August 2019 and First Northwest in December 2019, Mr. Deines has shown strong commitment to meeting this stock ownership requirement with 42,000 shares held, consisting of 15,000 shares held by direct ownership and 27,000 shares of restricted stock. See “Executive Compensation” below for a description of our anti-hedging policy applicable to directors, officers and employees.
Employee Loan Program. First Federal offers an employee loan program to all employees to assist employees with loans for a variety of personal, family or household credit needs, or for the purchase, construction or refinancing of a home which is the employee’s primary residence. All loans offered to employees are closed on the same terms as those available to members of the general public except, following closing, the terms of employee loans are modified to reflect a preferential interest rate. Existing loans may be modified to conform to the terms of the employee loan program. If an employee terminates employment at First Federal, the interest rate on the loan reverts to the original rate for the general public. No director or executive officer had total indebtedness that exceeded $120,000 during 2018 or 2019 to the Bank or First Northwest for personal, family or household needs.

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DIRECTOR COMPENSATION
The following table shows the compensation paid to our directors for the year ended December 31, 2019, except for Mr. Deines, our President and Chief Executive Officer, and Mr. Hueth, our former President and Chief Executive Officer, whose compensation is presented in the Summary Compensation Table in the section entitled "Executive Compensation" below.
(1) Shares of restricted stock granted in July 2016 and unvested as of December 31, 2019 were as follows: Director Behar, 3,600 shares; each of Directors Blake, Curtis, Finnie, Flodstrom, Oliver, Tonina, and Zaccardo, 7,200 shares.
(2) Amounts paid in cash dividends on unvested shares of restricted stock.
The non-employee (outside) directors of First Northwest receive compensation for their service on the board. In setting their compensation, the Board of Directors considers the significant amount of time and level of skill required for director service. For 2019, outside directors received an annual retainer (paid in monthly installments), as follows: Chairman, $36,300; Vice Chairman and Committee Chairs, $31,500; and all other directors, $28,500. Directors do not receive a fee for attending Board meetings. Committee members received fees for committee meeting attendance of $325 per meeting for regular members and $425 per meeting for committee chairs, with the exception of the Audit Committee Chair, who received $625 per meeting. Fees for interim committee meetings called for a particular purpose and not to discuss regular agenda items were paid at half the committee meeting fee.
In October 2019 the Board adopted a Non-Employee Director Compensation Policy effective January 1, 2020, that sets the annual retainer for service as a non-employee director of First Northwest at $32,000. The Board Chairperson will be paid an additional annual retainer of $9,600. Under the new policy, annual retainers for committee service are as follows:

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All retainers are paid in equal monthly installments. No additional compensation is paid to Board directors for services on the First Federal Board of Directors.
Deferred Compensation Plan. In order to encourage the retention of qualified directors, we offer a deferred compensation plan whereby directors may defer all or a portion of their regular fees until a permitted distribution event occurs under the plan. Each director may direct the investment of the deferred fees among investment options made available by First Federal. We have established a grantor trust to hold the plan investments. Grantor trust assets are considered part of our general assets, and the directors have the status of unsecured creditors of First Northwest with respect to the trust assets. The plan permits the payment of benefits upon a separation from service (on account of termination of service, pre-retirement death or disability), a change in control, an unforeseeable emergency or upon a date specified by the director, in an amount equal to the value of the director’s account balance (or the amount necessary to satisfy the unforeseeable emergency, in that case). A director may elect, at the time he or she makes a deferral election, to receive the deferred amount and related earnings in a lump sum or in annual installments over a period not exceeding 15 years. A director may subsequently elect to change when or how he or she receives his or her plan benefit, if certain required conditions are met. At December 31, 2019, our estimated deferred compensation liability accrual with respect to non-employee directors under the deferred compensation plan totaled approximately $641,300.

EXECUTIVE COMPENSATION
Description of Executive Compensation Program. This section provides a brief overview of our executive compensation program and the process followed by our Compensation Committee in making decisions about executive compensation. Following this discussion are various tables and additional information about the compensation paid or payable to our "named executive officers."
Compensation Philosophy and Objectives. In general, our executive compensation policies are designed to establish an appropriate relationship between executive pay and our performance. In particular, our executive compensation program is intended to:

•	attract and retain key executives who are vital to our long-term success;

•	provide levels of compensation competitive with our peers and commensurate with our performance;

•	compensate executives in ways that inspire and motivate them; and

•	properly align risk-taking and compensation.
Role of the Compensation Committee. The Compensation Committee is responsible for setting the policies and compensation levels for our directors and executive officers. The Committee is responsible for evaluating the performance of the Chief Executive Officer and setting his compensation and for reviewing the Chief Executive Officer's report regarding the performance of other senior executives. The Chief Executive Officer is not involved in decisions regarding his own compensation.

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Role of Compensation Consultants. Our Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. In 2019, the Compensation Committee engaged Aon McLagan ("McLagan"), an independent compensation consultant, to assist with its duties, including providing advice relating to our compensation peer group selection, support and specific analysis with regard to compensation data, and recommendations for executive and non-employee director compensation. McLagan reports directly to our Compensation Committee and not to management, is independent from us and has provided no other services to us other than compensation-related services. The Compensation Committee relies, in part, on the information and advice from McLagan, as well as other industry information and surveys regarding executive and non-employee director compensation, as a market comparison of compensation levels and practices and to assess the competitiveness of our executive and director compensation program. Our Compensation Committee has assessed the independence of McLagan and concluded that there are no conflicts of interest regarding the work that McLagan performs for the Committee.
Compensation Program Elements. For several years, our executive compensation program has focused primarily on the following components:
Executive officers may also participate in a deferred compensation plan, the 401(k) plan, and the ESOP as described in more detail under "Retirement Benefits" below. We have also entered into employment agreements with Mr. Deines, Ms. Liske and Mr. Riffle that provide, among other things, for severance compensation upon involuntary termination in certain situations, as described under "Employment Agreements for Named Executive Officers" below. In addition, First Federal and First Northwest offer medical and dental insurance coverage, vision care coverage, group life insurance coverage, and long-term disability insurance coverage under welfare and benefit plans in which most employees, including executive officers, are eligible to participate.
Compensation Clawback Provision. In the event that First Northwest or First Federal is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws, First Federal will recover incentive compensation awarded to current or former executive officers, during the preceding three years, to the extent the original awards exceed the amounts that would have been paid under the restated results, or as otherwise required by applicable laws or regulations.

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Anti-Hedging and Anti-Pledging Policy. Under our Anti-Hedging and Anti-Pledging Policy, we prohibit hedging the economic risk of ownership of our common stock through short sales or the purchase or sale of options, puts, calls, straddles, equity swaps or other derivative securities that are directly linked to First Northwest stock, by our directors and officers. We also prohibit our directors and officers from holding our stock in a margin account or pledging our stock as collateral for a loan.
Summary Compensation Table. The following table presents information regarding the compensation of: (1) our President and Chief Executive Officer; (2) our next two most highly compensated executive officers who were serving as executive officers on December 31, 2019; and (3) an executive officer who was one of our two most highly paid executive officers for 2019 but left First Northwest prior to year-end.
(1) Mr. Deines joined First Federal effective August 1, 2019. Mr. Deines’ salary reflects salary earned in 2019. Mr. Hueth ceased to be employed by First Northwest on December 5, 2019.
(2) Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation – Stock Compensation" ("FASB ASC Topic 718"). For a discussion of valuation assumptions, see Note 10 of the Notes to Consolidated Financial Statements in First Northwest’s Annual Report on Form 10-K for the year ended December 31, 2019.
(3) Reflects amounts earned under the Cash Incentive Plan. The material terms of the Cash Incentive Plan for 2019 are described below under "Short-Term Incentive Compensation."
(4) Amounts reported for 2019 that represent "All Other Compensation" for each of the named executive officers are described in the table below.
(5) Reflects a one-time $10,000 discretionary award for additional responsibilities and results produced during the recent management transition period.

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Short-Term Incentive Compensation. We believe that the opportunity for performance-based pay for officers is a significant factor in aligning the interests of the officers with those of shareholders. The Compensation Committee reviews and approves incentive compensation for the Board and Chief Executive Officer on an annual basis to ensure alignment with First Federal’s business objectives. The Chief Executive Officer is not permitted to be present during any Committee deliberations or voting with respect to his compensation. After Committee approval, incentive compensation is authorized by the Board of Directors.
Each named executive officer has a set of predefined goals which consist of annual corporate performance goals and may also include personal goals outlined in the officer’s individual participation agreement. Each participant is assigned a target award level and range that defines their incentive opportunity. Each executive’s actual incentive compensation will be determined on whether the executive exceeds "threshold," "target" and "stretch" performance levels. Actual awards will be allocated based on specific performance goals defined for each participant and will range from 0% to 150% of their target incentive opportunity. Each participant’s payout is calculated on eligible earnings, as defined in the Cash Incentive Plan, and will be made in a cash lump sum.
On November 27, 2018, the Compensation Committee selected the participants under the Cash Incentive Plan, including all Executive and Senior Vice Presidents and selected Vice Presidents, and established performance goals for all participants. The annual incentive opportunities for the named executive officers, other than Mr. Deines, expressed as a percentage of annualized base salary at December 31, 2019, were as follows:

For 2019, the named executive officers’ goals consisted entirely of corporate goals. The Compensation Committee approved the following corporate performance measures for the named executive officers other than Mr. Deines:
(1) Net income for the year ended December 31, 2019.
(2) Net loans at December 31, 2019 less net loans at December 31, 2018, divided by net loans at December 31, 2018.
(3) Total deposits at December 31, 2019 less total deposits at December 31, 2018, divided by total deposits at December 31, 2019.
(4) NPAs (excluding restructured loans and impaired securities) as of December 31, 2019, divided by total assets at December 31, 2019.
(5) Total noninterest expense divided by annual average total assets.

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These corporate performance measures are based on the consolidated performance of First Northwest. For the year ended December 31, 2019, the corporate performance weightings applicable to the named executive officers were as follows:

The following table summarizes First Northwest’s performance and resulting payouts associated with the corporate goals for the year ended December 31, 2019:
(1) Net income for the year ended December 31, 2019.
(2) Net loans at December 31, 2019 less net loans at December 31, 2018, divided by net loans at December 31, 2018.
(3) Total deposits at December 31, 2019 less total deposits at December 31, 2018, divided by total deposits at December 31, 2019.
(4) NPAs (excluding restructured loans and impaired securities) as of December 31, 2019, divided by total assets at December 31, 2019.
(5) Total noninterest expense divided by annual average total assets.
Outstanding Equity Awards. The purpose of the First Northwest Bancorp 2015 Equity Incentive Plan (the "2015 Plan") is to promote the long-term growth and profitability of First Northwest, to provide plan participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide plan participants with incentives that are closely linked to the interests of all shareholders of First Northwest. The Plan was approved by shareholders in 2015 and allows for the grant of stock options and restricted stock awards to eligible participants. As described under "Proposal 2 – Approval of First Northwest Bancorp 2020 Equity Incentive Plan," the Board has adopted a new equity compensation plan subject to approval by the shareholders at the 2020 annual meeting.
In July 2016, each of our then-current named executive officers received a restricted stock award with a five-year vesting schedule, with the first 20% vesting on the one-year anniversary of the grant date and an additional 20% vesting each year thereafter. Named executive officers hired since then received a restricted stock award with the same vesting schedule, and any unvested shares held by departing named executive officers prior to the completion of the vesting schedule were returned to the 2015 Plan pool, all as provided by the 2015 Plan.

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The following information with respect to outstanding stock awards as of December 31, 2019, is presented for the named executive officers.

(1) Awards vest pro rata over a five-year period from the grant date, with the first 20 percent vesting one year after the grant date.
(2) Market value is based on the per-share closing price of FNWB stock on December 31, 2019 of $18.13.
The 2015 Plan provides for accelerated vesting of awards in the event of a recipient’s death or disability, or a change in control. Unvested awards will become exercisable or vest upon the date of the recipient’s death or disability. With respect to a change in control, unvested awards will become exercisable or vest only if the participant experiences an involuntary termination within 365 days following the change in control event or the acquiring company does not either assume the outstanding award or replace the outstanding award with an equivalently-valued award.
Retirement Benefits. In order to encourage the retention of qualified officers, we offer a deferred compensation plan whereby certain officers may defer all or a portion of their annual salary until a permitted distribution event occurs under the plan. Each officer may direct the investment of the deferred salary among investment options made available by First Federal. We have established a grantor trust to hold the plan investments. Grantor trust assets are considered part of our general assets, and the officers have the status of unsecured creditors of First Federal with respect to the trust assets. The plan permits the payment of benefits upon a separation from service (whether on account of termination of employment, pre-retirement death, or disability), a change in control, an unforeseeable emergency or upon a date specified by the officer, in an amount equal to the value of the officer’s account balance (or the amount necessary to satisfy the unforeseeable emergency, in that case). An officer may elect, at the time of the deferral election, to receive the deferred amount and related earnings in a lump sum or in annual installments over a period not exceeding 15 years. An officer may subsequently elect to change when or how he or she receives his or her plan benefit, if certain required conditions are met. During 2019, Mr. Hueth was the only named executive officer who participated in this plan. In 2014, the Board of Directors voted to begin making an annual contribution to Mr. Hueth’s deferred compensation plan account in an amount equal to ten percent of his base salary, referred to in the summary compensation table above as "SERP Contribution".
We currently offer a qualified, tax-exempt savings plan to eligible employees with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). Participants are permitted to make pre-tax contributions to the 401(k) Plan of up to a maximum of $18,500 in 2019. In addition, participants who have attained age 50 may defer an additional $6,000 annually as a 401(k) "catch-up" contribution. First Federal matches 50% of the first six percent of participants’ contributions to the 401(k) Plan, including catch-

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up contributions. All participant 401(k) contributions, rollovers and earnings are fully and immediately vested. Matching contributions and related earnings vest at a rate of 25% after one year of employment, 50% after two years of employment, 75% after three years of employment, and 100% after four years of employment.
In connection with the conversion of First Federal from the mutual to the stock form of organization, we established an employee stock ownership plan. The ESOP provides eligible employees a beneficial interest in First Northwest and an additional retirement benefit in the form of First Northwest common stock. Participants will have a nonforfeitable interest in their individual account based on a vesting schedule of 25% after one year of employment, 50% after two years of employment, 75% after three years of employment, and 100% after four years of employment.
Employment Agreements for Named Executive Officers. On July 28, 2015, we entered into amended three-year employment agreements with Mr. Hueth and Ms. Liske, which were updated in 2018. Mr. Riffle entered into a three-year employment agreement in 2018, and Mr. Deines entered into a three-year employment agreement in 2019. Under the employment agreements, the base salary level for each named executive officer is specified, which amounts will be paid by First Northwest and First Federal and may be increased at the discretion of the Compensation Committee. Prior to the anniversary date of the employment agreements, unless notice is given by First Northwest or First Federal to the executive, or by the executive to First Northwest or First Federal, at least 90 days prior to the anniversary date, the term of the agreements will be extended for an additional year upon review and approval by the Board or the Compensation Committee.
The agreements provide that the executives may participate, to the same extent as executive officers of First Northwest and First Federal generally, in all plans of First Northwest and First Federal relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the executives are entitled to participate in any other fringe benefit plans or perquisites which are generally available to executive officers of First Northwest or First Federal, including supplemental retirement, deferred compensation programs, supplemental medical or life insurance plans, company cars, club dues, physical examinations, and financial planning and tax preparation services. The executives also will receive annual paid vacation, and voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board or the Compensation Committee may determine.
The employment agreements with each of the named executive officers provide for potential payments upon the executive’s involuntary termination in certain situations, or upon death or disability. Any such payments are conditioned on receipt of the executive's signed release of claims against First Northwest and First Federal. The agreements may be terminated by the Board at any time. If an executive’s employment is terminated other than for cause, without the executive’s consent, or by the executive for "Good Reason", then for one year after the date of termination First Northwest and First Federal would be required to pay the executive’s salary at the rate in effect immediately prior to the date of termination and the pro rata portion of any incentive award or bonus, the amount of which will be determined by the Compensation Committee in its sole discretion, and continue the executive’s and the executive’s dependents’ coverage under First Northwest’s and First Federal’s health, life and disability programs. "Good Reason" means, in the absence of the Employee's written consent,

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any of the following: (i) a material diminution in the executive's base compensation; (ii) a material diminution in the executive's authority, duties, or responsibilities; or (iii) a material change in the geographic location at which the executive must perform services of more than 35 miles.
The employment agreements also provide for severance payments and other benefits if an executive is involuntarily terminated not for cause (or terminates his or her employment for "Good Reason," as defined above) within 24 months following a Change in Control event. The agreements define "Change in Control" as a change in the ownership or effective control of First Northwest or First Federal or a change in the ownership of a substantial portion of the assets of First Northwest or First Federal, as defined in Treasury Regulation § 1.409A-3(i)(5) or in subsequent regulations or other guidance issued by the Internal Revenue Service. For purposes of illustration, a Change in Control generally occurs on the date that: (i) any one person, or more than one person acting as a group, acquires ownership of First Northwest's stock or First Federal's stock that, together with stock already held by the person or group, constitutes more than 50 percent of the total fair market value or total voting power of First Northwest’s stock or First Federal's stock; (ii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition), ownership of First Northwest stock or First Federal stock that constitutes 35 percent or more of the total voting power of First Northwest's stock or First Federal's stock; (iii) a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the appointment or election; or (iv) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition), assets from First Northwest or First Federal that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of First Northwest's assets or First Federal's assets immediately before the acquisition.
In the event of a termination in connection with a Change in Control, the employment agreements provide that First Northwest and First Federal jointly shall: (1) pay to the executive in a lump sum, as soon as practicable following receipt of the signed release described above, an amount equal to a multiple of the average of the executive’s five prior years’ annual salary (the multiple being 2.75 for Mr. Deines and 2.00 for Ms. Liske and Mr. Riffle); and (2) continue the executive’s and the executive’s dependents’ coverage under First Northwest’s and First Federal’s health, life and disability programs for one year after the executive’s termination of employment. Section 280G of the Internal Revenue Code provides that if payments made in connection with a Change in Control equal or exceed three times the individual’s base amount, then a portion of those payments are deemed to be "excess parachute payments." An executive’s "base amount" is generally the average of the executive’s taxable compensation for the last five years preceding the year in which a Change in Control occurs. Individuals are subject to a 20% excise tax on the amount of such excess parachute payments, and First Northwest and First Federal would not be entitled to deduct the amount of such excess parachute payments. The employment agreements provide that severance and other payments payable upon a Change in Control, that constitute parachute payments and would be subject to the excise tax, must either be (i) paid in full or (ii) paid to a lesser extent only if no portion would then be subject to the excise tax, whichever amount results in the executive receiving, on an after-tax basis, the greatest amount of benefits.

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Under the employment agreements, each executive also has agreed not to compete with First Federal, and not to solicit any employees or any customers, or potential customers actively solicited by First Federal during the preceding 12 months, to leave First Federal, while employed by First Federal and for one year following termination of employment.
If an executive becomes entitled to benefits under the terms of First Northwest’s or First Federal’s then-current disability plan, if any, or becomes otherwise unable to fulfill the duties required under the employment agreement, the executive shall be entitled to receive such group and other disability benefits as are then provided for executive employees. In the event of an executive’s disability, First Northwest and First Federal may provide the executive with written notice in accordance with the agreement of its intention to terminate the executive's employment. In such event, the executive's employment shall terminate effective on the 30th day after receipt of such notice by the executive (the "Disability Effective Date"); provided that, within the 30 days after such receipt, the executive shall not have returned to full-time performance of the executive's duties.
In the event of an executive’s death while employed under an employment agreement and prior to any termination of employment, First Northwest and First Federal will pay to the executive’s estate, or such person as the executive may have previously designated, the salary which was not previously paid and which the executive would have earned if he or she had continued to be employed under the agreement through the last day of the month in which the executive died, together with the benefits provided under the employment agreement through that date.

PROPOSAL 2 – APPROVAL OF FIRST NORTHWEST BANCORP 2020 EQUITY INCENTIVE PLAN
The Board adopted the First Northwest Bancorp 2020 Equity Incentive Plan (the "2020 Plan") on February 25, 2020. The 2020 Plan is subject to shareholder approval at this annual meeting. If approved, the 2020 Plan will become effective as of the date of the annual meeting and will serve as successor to First Northwest’s 2015 Equity Incentive Plan (the "Prior Plan"), which would otherwise expire in November 2025. Below is a summary of the principal provisions of the 2020 Plan and its operation. A copy of the 2020 Plan is set forth in full in APPENDIX A to this Proxy Statement, and the following description of the 2020 Plan is qualified in its entirety by reference to APPENDIX A.
Purposes and Effects of the 2020 Equity Incentive Plan. We have historically maintained an equity compensation program for the benefit of our employees and directors. The Board believes that stock-based incentives are essential to attract and retain the services of individuals who are likely to make significant contributions to our success, to encourage ownership of First Northwest’s common stock by employees and directors, and to promote success by providing both rewards for exceptional service and long-term incentives for future contributions to our company.
The Board has adopted the 2020 Plan as the vehicle for making future awards of stock-based incentive compensation to eligible employees and directors of First Northwest and First Federal. The 2020 Plan will serve as successor to the Prior Plan. As described under “Executive Compensation” above, all equity awards under the Prior Plan have been in the form of restricted stock. As of February 28, 2020, although there were

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1,324,150 shares available for future awards under the Prior Plan, only 13,114 shares remained available for future grants of restricted stock.
If the 2020 Plan is approved at the annual meeting, all equity awards granted under the Prior Plan prior to May 5, 2020, will remain outstanding until exercised or terminated and will be governed by the terms of the Prior Plan. However, remaining shares available will be cancelled and no new awards will be granted under the Prior Plan, and the 2020 Plan will be used thereafter. If the 2020 Plan is not approved, the Prior Plan will remain in effect and additional awards may be granted under the Prior Plan.
Vote Required and Board Recommendation. The affirmative vote of a majority of the votes cast on the proposal is required for approval. Abstentions and broker non-votes will not have an effect on the outcome of the vote.

The Board of Directors unanimously recommends that you vote FOR approval of the First Northwest Bancorp 2020 Equity Incentive Plan.

SUMMARY OF THE 2020 EQUITY INCENTIVE PLAN
Administration. Except to the extent the Board determines otherwise, the 2020 Plan will be administered by the Compensation Committee (referred to in this section as the “Committee”). Under its charter, the Committee must consist of three or more members who are non-employee directors of First Northwest, each of whom satisfies the applicable independence criteria of the stock exchange or quotation system on which First Northwest's common stock may then be listed or quoted and be a "non-employee director" as defined by Rule 16b-3 promulgated under the Exchange Act.
Eligibility. Employees of First Northwest and First Federal (including employees who may also be directors of either or both entities) and non-employee directors are eligible to receive awards under the 2020 Plan as selected by the Committee in its discretion. Such persons are referred to as "Participants." As of February 28, 2020, eight non-employee directors, five executive officers, and approximately 200 other employees were eligible to receive awards under the 2020 Plan upon shareholder approval. Compensation paid to non-employee directors of First Northwest in any calendar year may not exceed a total of $150,000 per director, including all cash compensation and the value of all awards granted under the 2020 Plan, but excluding earnings on nonqualified deferred compensation.
Stock Available for Issuance under the 2020 Plan. A maximum of 520,000 shares of First Northwest common stock may be made the subject of awards under the 2020 Plan. This amount will be adjusted in the event of certain changes in First Northwest’s capitalization.
If an award is canceled or expires for any reason prior to having been fully vested or exercised, or is exchanged for another award, or is otherwise forfeited, all shares covered by such award will be added back to the number of shares available for future awards. The shares subject to awards that are payable or settled solely for cash also will not reduce the number of shares available for future awards. In no event will any of the following shares again become available for other awards: (i) shares tendered or withheld in respect of taxes; (ii) shares

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tendered or withheld to pay the exercise price of options; (iii) shares repurchased by First Northwest from the Participant with the proceeds from the exercise of options; and (iv) the total number of shares underlying exercised stock appreciation rights, not just the net number of shares issued.
The 520,000 shares that will be authorized for issuance under the 2020 Plan represent approximately 4.9% of outstanding shares as of February 28, 2020.
The 2020 Plan is separate from the Prior Plan, and the adoption of the 2020 Plan neither affects nor is affected by the Prior Plan, except that no further awards will be granted under the Prior Plan after the effective date of the 2020 Plan. The closing sale price of First Northwest’s common stock on February 28, 2020, was $15.92 per share.
Duration of the 2020 Plan. The 2020 Equity Plan will terminate ten years after its effective date or, if earlier, when all awards have been granted covering all available shares or the plan is otherwise terminated by the Board. Termination of the 2020 Plan will not affect outstanding awards.
Description of Awards under the 2020 Plan. The Committee may make awards to eligible Participants of incentive stock options ("ISOs"), non-qualified stock options ("Nonqualified Options"), stock appreciation rights ("SARs"), restricted shares ("Restricted Shares"), restricted share units ("RSUs"), and performance shares. The general terms of such awards are summarized below. Each award will be evidenced by a written agreement between First Northwest and the Participant with such terms and conditions as are approved by the Committee in its discretion, subject to the provisions of the 2020 Plan.
Stock Options. Options granted under the 2020 Plan provide Participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs or Nonqualified Options. Each award agreement will state the option exercise price per share of common stock purchasable under the option, which may not be less than 100% of the fair market value of a share on the date of grant for all options. The applicable award agreement will specify when the option becomes exercisable, which may be in full or graduated amounts based on continuation of employment over a specified period, satisfaction of performance goals, or other criteria. No option may be exercised after the expiration of its term, which may not be longer than ten years from the date of grant. The Committee will determine the terms of each ISO or Nonqualified Option at the time of grant.
Special rules apply for ISOs. The terms of ISOs and the applicable award agreement must conform to the statutory and regulatory requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code"). ISOs may only be granted to employees of First Northwest or its subsidiaries. The maximum number of shares as to which ISOs may be granted under the 2020 Plan is 520,000.
SARs. A SAR is an award entitling a Participant to receive an amount equal to the excess (or, if the Committee determines at the time of grant, a portion of the excess) of the fair market value of a share of common stock on the date of exercise of the SAR over the base price multiplied by the number of shares as to which the SAR is being exercised. The base price may not be less than 100% of the fair market value of a share on the date of grant. Upon the exercise of a SAR, payment may be made in cash, shares of common stock, or in any combination of the foregoing as the Committee may determine. No stock appreciation right may be exercised after the expiration of its term, which may not be longer than ten years from the date of grant.

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Restricted Shares. A Restricted Share is an award of shares to a Participant that is subject to such terms and conditions as the Committee deems appropriate, including, for example, completing a specified number of years of service or attaining specified performance goals. No cash or other consideration need be paid for shares subject to an award of Restricted Shares. Any portion of an award of Restricted Shares that is not vested because the specified conditions were not met is forfeited.
Restricted Stock Units. RSUs are units (with each unit having a value equivalent to one share) granted to a Participant on such terms as the Committee may determine, including, for example, a requirement that the Participant forfeit such RSUs upon termination of employment (or service as a non-employee director) for specified reasons. Upon vesting of an award of RSUs, the Participant is entitled to receive a payment in an amount equal to the aggregate fair market value of the shares covered by such RSUs at the end of the applicable restriction period. Payment made be made in cash, in installments, in unrestricted shares equal to the number of RSUs, or in any other manner as determined by the Committee.
Performance Shares. A performance share represents a right of a Participant to an actual share or a share unit having a value equal to one share of common stock. The Committee will determine whether and to whom performance awards will be made, the performance goals applicable to each award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the performance shares. Payment with respect to performance shares will be in cash or in shares of common stock as specified in the award agreement. Following the end of the performance period, a participant holding performance shares will be entitled to receive payment of an amount, not exceeding the maximum value of the performance shares, based on the achievement of the performance goals for such performance period, as determined by the Committee.
Provisions Governing All Awards. All awards under the 2020 Plan are subject to the following provisions:
Minimum Vesting Period. Other than upon the death or disability of a Participant if the Committee so determines, and except in certain circumstances in connection with a change in control as described below, no award may vest in whole or in part prior to the first anniversary of the grant of such award; provided that this provision will not apply to awards for up to a total number of 26,000 shares available for grant under the 2020 Plan.
Performance Goals. If an award is intended to be performance-based, the Committee will establish performance goals for specific performance periods on the basis of such criteria as the Committee may select, such as performance criteria for First Northwest, First Federal, an operating group or a branch, a Participant's individual performance, or a combination of both. Performance goals may be objective or subjective.
No Repricing. No options or SARs may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in First Northwest’s capitalization or similar event), if the effect would be to reduce the exercise or base price for the shares underlying the award.
Rights as Shareholders. No Participant will have any rights of a shareholder with respect to shares subject to an award until such shares are issued in the name of the Participant. Unless the award agreement for

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Restricted Shares provides otherwise, a Participant will have voting rights with respect to unvested Restricted Shares that have not been forfeited. Cash dividends on unvested Restricted Shares will be accrued and paid to the Participant upon vesting; cash dividends on forfeited Restricted Shares will also be forfeited.
Termination of Employment. The terms and conditions under which an award may be exercised, if at all, after a Participant's termination of employment or service as a non-employee director will be determined by the Committee and specified in the applicable award agreement.
Nontransferability of Awards. Unless otherwise determined by the Committee with regard to transfers for no consideration, awards granted under the 2020 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the Participant’s lifetime only by the Participant.
Clawback and Recovery. All compensation pursuant to awards granted under the 2020 Plan are subject to recoupment under First Northwest's clawback policy described under “Compensation Clawback Provision” above, as well as any future policies that may be adopted by First Northwest.
Change in Control. With respect to awards of Options, SARs, Restricted Shares, and RSUs, if a Participant’s employment or service as a non-employee director is terminated involuntarily (other than for cause) during the 365-day period following the date that the change in control occurs, each outstanding non-vested award held by the Participant generally will become vested in full as of such termination date, unless the acquiring company does not either assume the outstanding award or replace the outstanding award with an equivalently-valued award, in which event the outstanding awards will vest in full on the date the change in control occurs. If a change in control occurs prior to the vesting of all or a portion of an award of performance shares, the award or portion thereof that is outstanding on the date the change in control occurs will become payable based on (a) achievement of all relevant performance goals at the target level or (b) actual achievement of such performance goals as of the date the change in control occurs, whichever calculation yields the higher payment amount. Change in control is defined similarly to the description under “Employment Agreements for Named Executive Officers” above.
Securities Authorized for Issuance under Equity Compensation Plans. We currently maintain one equity-based compensation plan, the Prior Plan, which was approved by the shareholders in 2015. The following table provides information regarding shares available for grant under our equity compensation plan as of December 31, 2019.

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Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2015 Equity Incentive Plan (1)	0	N/A	1,324,150
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	0	0	1,324,150
(1) Shareholders approved the 2015 Equity Incentive Plan on November 16, 2015. The Prior Plan authorizes the issuance of up to 1,834,050 shares of First Northwest’s common stock, of which not more than 1,310,036 shares may be issued as stock options and not more than 523,014 shares may be issued as restricted stock awards. As of December 31, 2019, 509,900 shares of restricted stock had been granted, all vesting in equal installments of 20% per year over a five-year period, and no stock options have been awarded. Of the shares remaining available for future issuance, 13,114 shares remain available for restricted stock awards.

Amendment and Termination. The 2020 Plan may be amended by the Board at any time, but no such amendment will be effective unless approved by First Northwest’s shareholders to the extent that such approval is required to satisfy applicable law or securities exchange listing requirements. The Board may also terminate the 2020 Plan at any time, but termination will not affect outstanding awards. Also, an amendment will not materially impair the rights of a Participant with respect to outstanding awards without the Participant’s consent, unless the amendment provides for payment of the value of the vested portion of the award to the Participant.
Expected Federal Income Tax Consequences. The following is a general discussion of certain U.S. federal income tax consequences relating to awards granted under the 2020 Plan. This discussion is not intended to constitute tax advice, does not address all aspects of U.S. federal income taxation, does not discuss state, local, employment, and foreign tax issues, and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations, and rulings, which could be altered materially with enactment of any new tax legislation. Participants should consult their own tax advisors because the summary below may not apply to a Participant’s particular situation.
Under the Code, First Northwest will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to awards. For Participants, the expected U.S. tax consequences of awards are as follows:
Nonqualified Options. A Participant will not recognize income at the time a Nonqualified Option is granted. At the time a Nonqualified Option is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the Participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Nonqualified Option, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.
ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will be included in the Participant’s

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alternative minimum taxable income). If the shares are not disposed of within the later of two years from the date the ISO was granted or one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If either of these holding period requirements are not met, then a "disqualifying disposition" occurs and (i) the Participant recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disqualifying disposition) exceeded the exercise price for the ISO and (ii) any excess amount realized on the disqualifying disposition over the fair market value of the shares at the time of exercise will be characterized as capital gain. If the amount the Participant realizes from a disqualifying disposition is less than the exercise price paid and the loss sustained upon the disposition would otherwise be recognized, the Participant will not recognize any ordinary income from the disqualifying disposition and instead the Participant will recognize a capital loss.
Stock Appreciation Rights. A Participant will not recognize income at the time of grant of a SAR. Upon exercise of a SAR, the Participant will recognize ordinary income in an amount equal to the value of any cash or shares that the Participant receives. At the time of sale of any shares acquired pursuant to the settlement of a SAR, the appreciation (or depreciation) in value of the shares after the date of settlement will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Restricted Shares. In general, a Participant will not recognize income at the time of grant of Restricted Shares unless the Participant elects with respect to the Restricted Shares to accelerate income taxation to the date of the award, as described further below. In the absence of an election to accelerate income taxation to the date of an award, upon lapse of the forfeiture conditions or transfer restrictions (the "vesting date"), a Participant will recognize ordinary income equal to the fair market value of the Restricted Shares on the vesting date (less any amount the Participant paid for such Restricted Shares). If permitted by the applicable award agreement, a Participant may, within 30 days after the date of the grant, elect to immediately recognize (as ordinary income) the fair market value of the Restricted Shares (less any amount the Participant paid for the Restricted Shares), determined as of the date of grant (without regard to the forfeiture conditions and transfer restrictions). This election is made pursuant to Section 83(b) of the Code. If a Participant making such an election later forfeits the Restricted Shares, no deduction or capital loss will be available to the Participant (even though the Participant previously recognized ordinary income with respect to such Restricted Shares).
Restricted Stock Units and Performance Shares. In general, a Participant will not recognize income at the time of grant of RSUs or performance shares. Upon distribution of cash or unrestricted shares that the Participant receives in settlement of RSUs or performance shares after vesting, a Participant will recognize ordinary income equal to the value of any cash or unrestricted shares that the Participant receives. At the time of sale of any shares acquired pursuant to the settlement of RSUs or performance shares, the appreciation (or depreciation) in value of the shares after the date of settlement will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

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Payment of Exercise Price or Tax Withholding in Shares. The Committee may permit Participants to pay all or a portion of the exercise price of stock options or tax withholding obligations upon exercise or vesting of an award by tendering previously acquired shares of common stock or by relinquishing a portion of the shares otherwise issuable upon exercise or vesting. If an option is exercised and payment is made in shares the Participant already owns, there generally is no taxable gain or loss to the Participant other than any gain recognized as a result of exercise of the option, as described above. A number of new shares equal to the number of shares transferred to pay the exercise price will have a basis equal to the basis of the transferred shares and the same holding period as the transferred shares. (If ISO shares are used to exercise a nonqualified option, a number of the new shares equal to the number of ISO shares transferred to pay the exercise price of the nonqualified option will also be treated as ISO shares subject to the same holding periods as the original ISO shares.) The remainder of the new shares will have a new holding period and a basis equal to (a) for nonqualified options, the fair market value of those shares on the exercise date or (b) for ISOs, zero.
Special Tax Provisions. A Participant will also be subject to a 3.8% tax on the lesser of (i) the Participant’s "net investment income" for the relevant tax year and (ii) the excess of the Participant’s modified adjusted gross income for the taxable year over a certain threshold. Net investment income generally includes net gains from the disposition of shares. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of First Northwest may be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code, the Participant may be subject to a 20% excise tax, and First Northwest may be denied a tax deduction.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Under the Dodd-Frank Act, we are required to periodically include in our annual meeting Proxy Statement and present at the annual meeting of shareholders a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a "say-on-pay" proposal, gives shareholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in the Proxy Statement. We currently hold our say-on-pay vote every year. The proposal will be presented at this year’s annual meeting in the form of the following resolution:
RESOLVED, that the shareholders approve the compensation of First Northwest Bancorp’s named executive officers, as disclosed in the Executive Compensation section, the compensation tables and related material in First Northwest’s Proxy Statement for the 2020 annual meeting of shareholders.
This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. It will also not affect any compensation paid or awarded to any executive. The Compensation Committee and the Board

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may, however, take into account the outcome of the vote when considering future executive compensation arrangements.
Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of First Northwest and First Federal, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.
The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

AUDIT COMMITTEE REPORT
The Audit Committee of the First Northwest Board of Directors reports as follows with respect to First Northwest’s audited financial statements for the year ended December 31, 2019:

•	the Audit Committee has completed its review and discussion with management of the audited financial statements for the year ended December 31, 2019;

•
the Audit Committee has discussed with the independent auditor, Moss Adams LLP, the matters required to be discussed by the applicable requirements of the SEC and the Public Company Accounting Oversight Board;

•
the Audit Committee has received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence; and

•
the Audit Committee has, based on its review and discussions with management of the audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that First Northwest’s audited financial statements for the year ended December 31, 2019, be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:
Jennifer Zaccardo (Chair)
Dana D. Behar
David A. Blake
Cindy H. Finnie
Stephen E. Oliver
This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such acts.

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PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
The Audit Committee of the Board of Directors has appointed Moss Adams LLP as our independent auditor for the year ending December 31, 2020. You are asked to ratify the appointment of Moss Adams LLP at the annual meeting. Although shareholder ratification of the appointment of Moss Adams LLP is not required by our bylaws or otherwise, our Board of Directors is submitting this appointment to shareholders for their ratification at the annual meeting as a matter of good corporate practice. If the appointment of Moss Adams LLP is not ratified by our shareholders, the Audit Committee may appoint another independent auditor or it may decide to maintain its appointment of Moss Adams LLP. Even if the appointment of Moss Adams LLP is ratified by the shareholders at the annual meeting, the Audit Committee, in its discretion, may select a different independent auditor at any time during the year. Moss Adams LLP served as our independent auditor for the year ended December 31, 2019, and a representative of the firm is expected to attend the annual meeting virtually to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.
The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of Moss Adams LLP as our independent auditor.
The below table sets forth the aggregate fees billed to First Northwest and First Federal for professional services rendered by Moss Adams LLP for the years ended December 31, 2019 and December 31, 2018.
The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter. In considering non-audit services, the Audit Committee will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor. All of the services provided by Moss Adams LLP during the year ended December 31, 2019, were approved by the Audit Committee.

SHAREHOLDER PROPOSALS
Proposals of shareholders intended to be presented at the 2021 annual meeting of shareholders must be received at the executive office at 105 W. Eighth Street, Port Angeles, Washington 98362, no later than November 20, 2020, in order to be eligible for inclusion in our printed proxy materials. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

| Proxy Statement for the 2020 Annual Shareholders' Meeting              42

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days prior to the date of the meeting; provided that if less than 100 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of business on the tenth day following the day on which notice of the meeting was provided to shareholders. As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address and number of shares of common stock held, a written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

MISCELLANEOUS
The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.
We will bear the cost of solicitation of proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Northwest’s common stock. In addition to solicitations via the Internet and by mail, our directors, officers and regular employees may solicit proxies personally or electronically or by telephone without additional compensation.
Our Annual Report to Shareholders, including the Annual Report on Form 10-K, has been made available to all shareholders of record as of the close of business on the record date for the annual meeting, and is available on our website at www.ourfirstfed.com under the "Investor Relations" tab.
BY ORDER OF THE BOARD OF DIRECTORS

CHRISTOPHER J. RIFFLE
Chief Operating Officer, General Counsel, and Corporate Secretary
Port Angeles, Washington
March 20, 2020

| 105 W. Eighth Street, Port Angeles, Washington 98362 43

Appendix A

FIRST NORTHWEST BANCORP

2020 EQUITY INCENTIVE PLAN

Effective __________, 2020

9.3	Restriction Period	14
9.4	Forfeiture	15
9.5	Settlement of Restricted Awards.	15
9.6	Rights as a Shareholder	15
9.7	Effect of Change in Control	15
Article 10	PERFORMANCE SHARE AWARDS	16
10.1	General	16
10.2	Nature of Performance Shares	16
10.3	Performance Period	16
10.4	Performance Measures	16
10.5	Payment.	16
10.6	Effect of Change in Control	16
Article 11	DIVIDEND EQUIVALENTS	16
Article 12	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.	17
12.1	Plan Does Not Restrict the Company	17
12.2	Mandatory Adjustment	17
12.3	Adjustments by the Committee	17
Article 13	AMENDMENT AND TERMINATION	17
13.1	Amendment of Plan	17
13.2	Contemplated Amendments	17
13.3	No Impairment of Rights	17
13.4	Amendment of Awards	18
13.5	No Repricings or Underwater Buyouts	18
Article 14	MISCELLANEOUS	18
14.1	Tax Withholding	18
14.2	Unfunded Plan	18
14.3	Payments to Trust	18
14.4	Fractional Shares	18
14.5	Annulment of Awards	19
14.6	Engaging in Competition With the Company	19
14.7	Other Benefit and Compensation Programs	19
14.8	Securities Law Restrictions	19
14.9	Continuing Restriction Agreement	19
14.10	Governing Law	19

FIRST NORTHWEST BANCORP
2020 EQUITY INCENTIVE PLAN

ARTICLE 1.
ESTABLISHMENT AND PURPOSE

1.1    Establishment. First Northwest Bancorp ("the Company"), hereby establishes the First Northwest Bancorp 2020 Equity Incentive Plan (the "Plan"), effective on the Effective Date.

1.2    Purpose. The purpose of the Plan is to promote and advance the interests of the Company and its shareholders by enabling the Company to attract, retain, and reward key employees and directors of the Company and its Affiliates. It is also intended to strengthen the mutuality of interests between such employees and directors and the Company's shareholders. The Plan is designed to serve these purposes by authorizing equity‑based incentive awards to provide Participants a proprietary interest in pursuing the long‑term growth, profitability, and financial success of the Company.

1.3    Prior Plan. The Plan will be separate from the First Northwest Bancorp 2015 Equity Incentive Plan (the "Prior Plan"). The adoption of the Plan will neither affect nor be affected by the continued existence of the Prior Plan, except that after the Effective Date of the Plan, no further Awards will be granted under the Prior Plan.
ARTICLE 2.
DEFINITIONS

2.1    Defined Terms. For purposes of the Plan, the following terms have the meanings set forth below:
"Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f), respectively, of the Code.
"Award" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, or Performance Share Awards pursuant to the Plan.
"Award Agreement" means an agreement as described in Section 6.4 of the Plan.
"Bank" means First Federal Savings and Loan Association of Port Angeles.
"Board" means the Board of Directors of the Company.
"Change in Control" means a change in the ownership or effective control of the Company or the Bank or a change in the ownership of a substantial portion of the assets of the Company or the Bank, as defined in Treasury Regulation § 1.409A‑3(i)(5) or in subsequent regulations or other guidance issued by the Internal Revenue Service; provided, however, that (a) an internal reorganization of the Company or an Affiliate or (b) the placement of an Affiliate into receivership or conservatorship by the Federal Deposit Insurance Corporation shall not constitute a "Change in Control." For purposes of illustration, a Change in Control generally occurs on the date that:
(i)    Any one person, or more than one person acting as a group, acquires ownership of the Company's or the Bank's stock that, together with stock already held by the person or group, constitutes more than 50 percent of the total fair market value or total voting power of the Company's stock or the Bank's stock;

(ii)    Any one person, or more than one person acting as a group, acquires (or has acquired during the 12‑month period ending on the date of the most recent acquisition), ownership of the Company's stock or the Bank's stock that constitutes 35 percent or more of the total voting power of the Company's stock or the Bank's stock;
(iii)    A majority of members of the Board is replaced during any 12‑month period by directors whose appointment or election is not endorsed by a majority of the members of the Board or the Bank's board of directors, as applicable, before the date of the appointment or election; or
(iv)    Any one person, or more than one person acting as a group, acquires (or has acquired during the 12‑month period ending on the date of the most recent acquisition), assets from the Company or the Bank that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the Company's assets or the Bank's assets immediately before the acquisition.
"Change in Control Date" means the first date following the Grant Date on which a Change in Control has actually occurred.
"Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.
"Company" means First Northwest Bancorp, a Washington corporation, or any successor corporation.
"Committee" means the committee appointed by the Board to administer the Plan as provided in Article 3 of the Plan.
"Common Stock" means the common stock of the Company.
"Continuing Restriction" means a Restriction contained in Sections 6.5(j), 15.5, 15.6, 15.8, and 15.9 of the Plan and any other Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.
"Continuous Service" means (a) for employees of the Company or an Affiliate, the absence of any interruption or termination of service as an employee and (b) for Non-Employee Board Directors and Non-Employee Affiliate Directors, the absence of any interruption, removal, termination, or other cessation of service as a Non-Employee Board Director or Non-Employee Affiliate Director. An employee's Continuous Service is not considered interrupted in the case of a leave of absence or other time away from work during which Continuous Service is not considered interrupted in accordance with Company policies.
"Disability" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.
"Effective Date" means the date on which the Plan is approved by the shareholders of the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, will be construed to refer to successor provisions to such section or rule.
"Fair Market Value" means, on any given day, the closing market price of the Common Stock. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the Fair Market Value will be determined by the Committee, including valuation by an independent appraisal that satisfies the requirements of Code Section 401(a)(28)(C) as of a date that is no more than 12 months before the date of the transaction for which the appraisal is used (e.g., the Grant Date of an Award) or such other reasonable valuation method acceptable under Treasury Regulation Section 1.409A-1(b)(5)(iv).
"Grant Date" means the date of grant of an Award.
"Incentive Stock Option" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.
"Non-Employee Affiliate Director" means a member of the board of directors of an Affiliate who is neither an employee of the Company or an Affiliate nor a member of the Board.
"Non-Employee Board Director" means a member of the Board who is not an employee of the Company or any Affiliate.
"Nonqualified Option" or "NQO" means any Option granted pursuant to the Plan that is not an Incentive Stock Option.
"Option" means an ISO or an NQO.
"Participant" means an employee of the Company or an Affiliate, a Non‑Employee Board Director, or a Non‑Employee Affiliate Director who is granted an Award under the Plan.
"Performance Goals" means goals approved by the Committee pursuant to Section 6.6 of the Plan.
"Performance Period" means a period of time over which performance is measured.
"Performance Share" means a Share or Share unit having a value equal to a Share that is the unit of measure by which is expressed the value of a Performance Share Award as determined under Article 10 of the Plan.
"Performance Share Award" means an Award granted under Article 10 of the Plan.
"Plan" means this First Northwest Bancorp 2020 Equity Incentive Plan, as set forth in this document and as it may be amended from time to time.
"Reporting Person" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.
"Restricted Award" means a Restricted Share or a Restricted Stock Unit granted pursuant to Article 9 of the Plan.

"Restricted Share" means an Award described in Section 9.1(a) of the Plan.
"Restricted Stock Unit" or "RSU" means an Award of units representing Shares described in Section 9.1(b) of the Plan.
"Restriction" means a provision in the Plan or in an Award Agreement that limits the exercisability or transferability, or governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.
"Restriction Period" means a designated period pursuant to the provisions of Section 9.3 of the Plan.
"Retirement" means, subject to the terms of an Award, (a) in the case of an Employee, the termination of Continuous Service, other than a Termination for Cause, after the Participant has attained age 65, and (b) with respect to Non-Employee Board Directors and Non-Employee Affiliate Directors, the termination of Continuous Service after reaching normal retirement age as established by the Company, other than a Termination for Cause.
However, the Committee may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.
"Share" means a share of Common Stock.
"Stock Appreciation Right" or "SAR" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Article 8 of the Plan.
"Termination for Cause" means termination upon an intentional failure to perform stated duties, a breach of fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates. No act or failure to act on a Participant's part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interests of the Company. Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.
"Vest," "Vesting," or "Vested" means:
(a)    In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);
(b)    In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);
(c)    In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or
(d)    In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

2.2    Number. Except where otherwise indicated by the context, the definition of any term in Section 2.1 in the singular also includes the plural, and vice versa.

ARTICLE 3
ADMINISTRATION

3.1    General. The Plan will be administered by a Committee composed as described in Section 3.2. The Board, at its discretion, may take any action that the Committee may take under the Plan, and may delegate its authority to administer the Plan, in each case, to the extent permitted by applicable law, rules, and regulations. References to the Committee under the Plan will be deemed to include a person acting within the scope of a delegation of authority from the Committee.

3.2    Composition of the Committee. The Committee will be appointed by the Board and will consist of not less than a sufficient number of Non‑Employee Board Directors who meet the independence requirements set forth under the corporate governance standards or listing rules of the national securities exchange or quotation system, if any, on which the Common Stock is traded for members of a committee charged with overseeing the compensation of officers as defined in Rule 16a‑1 under the Exchange Act and who satisfy the definition of "Non-Employee Director" set forth in Rule 16b‑3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, will be filled by the Board. In the event that the Committee ceases to satisfy the requirements of Rule 16b‑3, the Board will reconstitute the Committee as necessary to satisfy such requirements.

3.3    Authority of the Committee. The Committee has full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

(a)Construe and interpret the Plan and any Award Agreement;
(b)Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;
(c)Select the employees, Non‑Employee Board Directors, and Non‑Employee Affiliate Directors who will be granted Awards;
(d)Determine the number and types of Awards to be granted to each such Participant;
(e)Determine the number of Shares, or Share equivalents, to be subject to each Award;
(f)Determine the Fair Market Value of Shares if no public trading market exists for such Shares;
(g)Determine the option exercise price, purchase price, base price, or similar feature for any Award;
(h)Accelerate Vesting of Awards and waive any Restrictions, subject to the limitations set forth in Section 6.5(i) of the Plan;
(i)Determine whether the requirement of Continuous Service has been met by a Participant; and
(j)Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.
Decisions of the Committee, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.
3.4    Action by the Committee. A majority of the members of the Committee will constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by all of the members of the Committee, will be the valid acts of the Committee.

3.5    Liability of Committee Members. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

3.6    Costs of Plan. The costs and expenses of administering the Plan will be borne by the Company.

ARTICLE 4
DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

4.1    Duration of the Plan. The Plan is effective as of the Effective Date. Unless terminated by the Board on an earlier date, the Plan will terminate 10 years after the Effective Date. Termination of the Plan will not affect outstanding Awards.

4.2    Shares Subject to the Plan. The shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. Subject to adjustment pursuant to Article 13, the maximum number of Shares for which Awards may be granted under the Plan is 520,000, of which the maximum aggregate number of Shares for which ISOs may be granted under the Plan is 520,000. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is exchanged for other Awards, is otherwise forfeited or terminated, or is payable or settled solely in cash, all Shares covered by such Awards will be added back into the number of Shares available for future Awards under the Plan. Notwithstanding the foregoing, in no event will any of the following Shares again become available for other Awards: (a) Shares tendered or withheld in respect of taxes, (b) Shares tendered or withheld to pay the exercise price of Options, (c) Shares repurchased by the Company from the Participant with the proceeds from the exercise of Options, and (d) Shares underlying any exercised SARS. Shares issued in connection with awards that are assumed, converted, or substituted pursuant to a merger, acquisition, or similar transaction entered into by the Company shall not reduce the number of Shares available for issuance under the Plan.

4.3    Reservation of Shares. The Company, during the term of the Plan and any outstanding Awards, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
ARTICLE 5
ELIGIBILITY

Officers and other key employees of the Company and its Affiliates (including employees who may also be directors of the Company or an Affiliate), Non‑Employee Board Directors, and Non-Employee Affiliate Directors who, in the Committee's judgment, are or will be contributors to the long‑term success of the Company, are eligible to receive Awards under the Plan.
ARTICLE 6
AWARDS

6.1    Types of Awards. The types of Awards that may be granted under the Plan are:
a.Options governed by Article 7 of the Plan;
b.Stock Appreciation Rights governed by Article 8 of the Plan;
c.Restricted Awards governed by Article 9 of the Plan; and
d.Performance Share Awards governed by Article 10 of the Plan.

In the discretion of the Committee, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.
6.2    General. Subject to the limitations of the Plan, the Committee may cause the Company to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option exercise prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions, as the Committee, in its discretion, deems appropriate. A Participant may receive more than one Award and more than one type of Award under the Plan.

6.3    Nonuniform Determinations. The Committee's determinations under the Plan or under one or more Award Agreements, including, without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

6.4    Award Agreements. Each Award will be evidenced by a written agreement (an "Award Agreement") between the Company and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

6.5    Provisions Governing All Awards. All Awards are subject to the following provisions:

a.Alternative Awards. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award will automatically cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.
b.Rights as Shareholders. Except as provided in Section 9.6 below, no Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant, including the right to receive cash dividends or dividend equivalents.
c.Employment Rights. Neither the adoption of the Plan nor the granting of any Award confers on any person the right to continued employment with the Company or any Affiliate or the right to remain as a director of the Company or any Affiliate, as the case may be, nor does it interfere in any way with the right of the Company or an Affiliate to terminate such person's employment or to remove such person as a director at any time for any reason, or for no reason, with or without cause.
d.Restriction on Transfer. Unless otherwise expressly provided in an individual Award Agreement, each Award (other than Restricted Shares after they Vest) will not be transferable other than by will or the laws of descent and distribution and each Award will be exercisable (if exercise is required), during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative. Notwithstanding the foregoing, any Award may be surrendered to the Company pursuant to Section 6.5(g).
e.Termination of Continuous Service. The terms and conditions under which an Award may be exercised, if at all, after the termination of a Participant's Continuous Service will be determined by the Committee and specified in the applicable Award Agreement.
f.Limitation on Change in Control Vesting. Notwithstanding any other provision of this Plan, Awards will become Vested in connection with a Change in Control only if, or to the extent, such acceleration in the Vesting of the Awards does not result in an "excess parachute payment" within the meaning of Section 280G(b) of the Code.
g.Payment of Purchase Price and Withholding. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay (x) the purchase or option exercise price, if any, for the Shares or other property issuable pursuant to the Award, or (y) the Participant's federal, state, or local tax withholding obligations with respect to such issuance (which in no event may exceed the amount calculated based on the maximum individual tax rates in the jurisdiction applicable to the Participant), in whole or in part, by one or more of the following methods; provided, however, that the availability of any one or more methods of payment may be suspended from time to time if the Committee determines that the use of such payment method would result in adverse financial accounting treatment for the Company or a violation of laws or regulations applicable to the Company:
i.By delivering cash or a check;
ii.By delivering previously owned Shares (excluding Restricted Shares that have not Vested);
iii.By reducing the number of Shares or other property otherwise Vested and issuable pursuant to the Award (other than Awards of ISOs);
iv.In the event Shares are publicly traded, by delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee (subject to the provisions of any applicable statute or rule), to sell Shares subject to the Award and to deliver all or a part of the sale proceeds to the Company; or
v.In any combination of the foregoing or in any other form approved by the Committee.
Shares withheld or surrendered as described above will be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a Reporting Person will be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.
h.Service Periods. At the time of granting an Award, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.
i.Minimum Vesting Period. Except upon the death or Disability of a Participant or the occurrence of a Change in Control, no Award may Vest in whole or in part before the one-year anniversary of the Grant Date; provided, however, that Awards relating to up to an aggregate of 26,000 Shares may Vest in whole or in part on the Grant Date or during the first year following the Grant Date.
j.Clawback/Recovery. All compensation pursuant to Awards granted under the Plan will be subject to recoupment as required (i) by the Sarbanes-Oxley Act of 2002 or other applicable law or (ii) by any clawback policy that the Company is required or the Board determines to adopt, including under the listing standards, if any, of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act. In addition, the Committee may impose such other clawback, recovery, or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate in its sole discretion, including without limitation in the event the Participant accepts employment with a competitor of the Company or otherwise competes with the Company. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company or an Affiliate.

6.6    Performance Goals. In the event an Award is intended to be performance-based, the Committee will establish Performance Goals for each Performance Period on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (a) performance criteria for the Company, an Affiliate, an operating group, or a branch, (b) a Participant's individual performance, or (c) a combination of both. Performance Goals may include objective and subjective criteria. During any Performance Period, the Committee may adjust the Performance Goals for such Performance Period as it deems equitable in recognition of unusual or nonrecurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine in its sole discretion. Prior to the payment of any Award intended to be performance-based, the Committee must certify, which certification shall be documented in writing, that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied.

6.7    Maximum Awards to Non-Employee Board Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan plus all other cash compensation paid by the Company to any Non-Employee Board Director in any calendar year shall not exceed a total of $150,000, excluding earnings accrued under deferred compensation plans. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or any successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

ARTICLE 7
OPTIONS

7.1    Types of Options. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options. The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax‑favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options. ISOs may not be awarded unless the Plan is approved by shareholders within 12 months of adoption of the Plan.

7.2    General. All Options will be subject to the terms and conditions set forth in Article 6 and this Article 7 and Award Agreements governing Options may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

7.3    Option Price. Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which may not be less than 100 percent of the Fair Market Value of a Share on the Grant Date for all Options.

7.4    Option Term. The Award Agreement for each Option will specify the term of each Option as determined by the Committee; provided, however, that the term may not exceed 10 years from the Grant Date of such Option.

7.5    Time of Exercise. The Award Agreement for each Option will specify, as determined by the Committee:
a.The time or times when the Option becomes Vested and exercisable and whether the Option becomes Vested in full or in graduated amounts based on: (i) Continuous Service over a period specified in the Award Agreement, (ii) satisfaction of Performance Goals or other criteria specified in the Award Agreement, or (iii) a combination of Continuous Service and satisfaction of Performance Goals or other criteria;
b.Such other terms, conditions, and restrictions as to when the Option may be exercised as determined by the Committee; and
c.The extent, if any, to which the Option will remain exercisable after termination of the Participant's Continuous Service.
Subject to Section 6.5(i), an Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the time when an Option becomes exercisable may be accelerated or otherwise modified in the event of the death, Disability, or Retirement of the Participant.
7.6    Effect of Change in Control. If a Change in Control occurs prior to the Vesting of all or a portion of an Award of Options that is outstanding on the date of the Change in Control, and the Participant's

Continuous Service is terminated involuntarily other than due to a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting of any non-vested Award of Options shall be accelerated to the date of termination of the Participant's Continuous Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor, if any, to the Company's business and/or assets does not either assume the outstanding Award of Options or replace the outstanding Award of Options with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the date of the Change in Control, then the Vesting of such outstanding Award shall be accelerated to the Change in Control Date.

7.7    Special Rules for Incentive Stock Options. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted, including but not limited to the following requirements:
a.Limited to Employees. ISOs may be granted only to employees of the Company or an Affiliate;
b.Ten Percent Shareholders. In the case of any ISO granted to a Participant who, as of the Grant Date, possesses or is treated as possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Affiliate of the Company, the option exercise price may not be less than 110 percent of the Fair Market Value of a Share on the Grant Date and the ISO may not remain exercisable after the expiration of five years from its Grant Date; and
c.$100,000 Annual Limitation. In the event that Options intended to be ISOs are granted to a Participant in excess of the $100,000 annual limitation set forth in Code Section 422(d)(1), the Options will be bifurcated so that the Options will be ISOs to the maximum extent allowable under that limitation and will be NQOs as to any excess over that limitation.

7.8    Restricted Shares. In the discretion of the Committee, the Shares issuable upon exercise of an Option may have restrictions similar to Restricted Awards if so provided in the Award Agreement for the Option.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1    General. Stock Appreciation Rights are subject to the terms and conditions set forth in Article 6 and this Article 8 and Award Agreements governing Stock Appreciation Rights may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee deems desirable.

8.2    Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or, if the Committee determines at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the Grant Date of the SAR, multiplied by the number of Shares with respect to which the SAR is being exercised. The base price will be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the Grant Date of the SAR or such other higher price as the Committee determines. The base price may not be less than the Fair Market Value of a Share on the Grant Date of the SAR.

8.3    Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions.

8.4    Form of Payment. Payment upon exercise of a Stock Appreciation Right may be made in cash, in Shares, in other property, or in any combination of the foregoing, or any other form as the Committee may determine.

8.5    Effect of Change in Control. If a Change in Control occurs prior to the Vesting of all or a portion of an Award of SARs that is outstanding on the date of the Change in Control, and the Participant's Continuous Service is terminated involuntarily other than due to a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting of any non-vested Award of SARs shall be accelerated to the date of termination of the Participant's Continuous Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor, if any, to the Company's business and/or assets does not either assume the outstanding Award of SARs or replace the outstanding Award of SARs with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the date of the Change in Control, then the Vesting of such outstanding Award shall be accelerated to the Change in Control Date.

ARTICLE 9
RESTRICTED AWARDS

9.1    Types of Restricted Awards. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Stock Units.

a.Restricted Shares. An Award of Restricted Shares is an Award of Shares subject to such terms and conditions as the Committee deems appropriate, including, without limitation, a requirement that the Participant forfeit such Restricted Shares back to the Company upon termination of the Participant's Continuous Service for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving Restricted Shares will be issued a stock certificate (or other evidence of ownership on the books of the Company or the Company's duly authorized transfer agent) in respect of such Shares, registered in the name of such Participant, and will execute and deliver to the Company a stock power in blank with respect to the Shares evidenced by such certificate, if any.
b.Restricted Stock Units. An Award of Restricted Stock Units is an Award of RSUs (with each RSU having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such RSUs upon termination of Participant's Continuous Service for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such RSUs. The Committee will set the terms and conditions of the Award Agreement so that the Award of RSUs will comply with or be exempt from Code Section 409A.

9.2    General. Restricted Awards are subject to the terms and conditions of Article 6 and this Article 9 and Award Agreements governing Restricted Awards may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

9.3    Restriction Period. Award Agreements for Restricted Awards will provide that the Shares subject to Restricted Awards may not be transferred, and may provide that, in order for a Participant to Vest in such Restricted Awards, the Participant's Continuous Service must not be terminated, subject to relief for reasons specified in Section 9.7 or in the Award Agreement, for a period commencing on the Grant Date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under a Restricted Award. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments), the Participant will be entitled to settlement of the Restricted Award or portion thereof, as the case may be.

9.4    Forfeiture. If a Participant's Continuous Service is terminated during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement), the Award Agreement may require that all non‑Vested Restricted Shares or RSUs previously granted to the Participant be forfeited, except as provided in Section 9.7.

9.5    Settlement of Restricted Awards.

a.Restricted Shares. Upon Vesting of an Award of Restricted Shares, the restrictive stock legend on certificates, if any, for such Shares noting applicable Restrictions will be removed, the Participant's stock power, if any, will be returned, any stop transfer instructions in the records of the Company or its transfer agent will be removed, and the Shares will no longer be Restricted Shares.
b.Restricted Stock Units. Upon Vesting of an Award of RSUs, a Participant is entitled to receive payment in an amount equal to the aggregate Fair Market Value of the Shares covered by such RSUs at the expiration of the applicable Restriction Period. Payment in settlement of RSUs will be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Restricted Shares, or in unrestricted Shares equal to the number of RSUs, or in any other manner or combination as the Award Agreement approved by the Committee, in its sole discretion, provides. A Participant shall be paid with respect to the Participant's RSUs no later than the last date that causes the payment to constitute a short-term deferral that is not subject to Section 409A, unless the Award Agreement includes terms that comply with Section 409A.

9.6    Rights as a Shareholder. Unless the Award Agreement provides otherwise, a Participant will have, with respect to unforfeited Shares received under an Award of Restricted Shares, the right to vote the Shares, including during the applicable Restriction Period. Any cash dividends declared on the Common Stock will, with respect to Restricted Shares before they have Vested, be accrued and either paid to the Participant promptly following the Vesting of such Restricted Shares or forfeited upon the forfeiture of such Restricted Shares as provided in Section 9.4. Stock dividends issued with respect to non-Vested Shares granted under a Restricted Award will be treated as additional Shares covered by the Restricted Award and will be subject to the same Restrictions. A Participant will have no rights as a shareholder with respect to an Award of RSUs until Shares are issued to the Participant in settlement of the Award.

9.7    Effect of Change in Control. If a Change in Control occurs prior to the Vesting of all or a portion of a Restricted Award that is outstanding on the date of the Change in Control, and the Participant's Continuous Service is terminated involuntarily other than due to a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting of any non-vested Restricted Award shall be accelerated to the date of termination of the Participant's Continuous Service. Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor, if any, to the Company's business and/or assets does not either assume the outstanding Restricted Award or replace the outstanding Restricted Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Award on the date of the Change in Control, then the Vesting of such outstanding Award shall be accelerated to the Change in Control Date.

ARTICLE 10
PERFORMANCE SHARE AWARDS

10.1    General. Performance Share Awards are subject to the terms and conditions set forth in Article 6 and this Article 10 and Award Agreements governing Performance Share Awards may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee deems desirable.

10.2    Nature of Performance Shares. Each Performance Share shall represent the right of a Participant to receive an actual Share or Share unit having a value equal to one Share.

10.3    Performance Period. At the time of each Performance Share Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Performance Share Award in existence with respect to a given Participant at any one time, and Performance Periods may differ.

10.4    Performance Measures. Performance Shares shall be awarded to a Participant and earned contingent upon the attainment of Performance Goals established in accordance with Section 6.6.

10.5    Payment.

10.5.1 Following the end of the Performance Period, a Participant holding a Performance Share Award will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Shares, based on the achievement of the Performance Goals for such Performance Period, as determined by the Committee.
10.5.2    Payment of Performance Shares shall be made in cash or Shares, as designated by the Committee in the Award Agreement. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee. A Participant shall be paid with respect to the Participant's Performance Shares no later than the last date that causes the payment to constitute a short-term deferral that is not subject to Section 409A, unless the Award Agreement includes terms that comply with Section 409A.

10.6    Effect of Change in Control. If a Change in Control occurs prior to the Vesting of all or a portion of an Award of Performance Shares that is outstanding on the date of the Change in Control, the Award will become payable in an amount calculated based on (a) achievement of all relevant Performance Goals at the "target" level or (b) actual achievement of such Performance Goals as of the date of the Change of Control, whichever calculation yields the higher payment amount.

ARTICLE 11
DIVIDEND EQUIVALENTS

Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date; provided that such dividend equivalents will be forfeited to the extent that the Shares covered by such Award are forfeited. Subject to the foregoing sentence, the Committee will establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

ARTICLE 12
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

12.1    Plan Does Not Restrict the Company. The existence of the Plan and the Awards granted under the Plan will not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

12.2    Mandatory Adjustment. In the event of any stock dividend, stock split, reverse stock split, recapitalization, reclassification, or other distribution of the Company's securities without the receipt of consideration by the Company, of or on the Common Stock, the Committee shall make proportionate adjustments or substitution to the aggregate number and type of Shares for which Awards may be granted under the Plan, the maximum number and type of Shares which may be sold or awarded to any Participant, the number and type of Shares covered by each outstanding Award, and the base price, exercise price, or purchase price per Share in respect of outstanding Awards.

12.3    Adjustments by the Committee. In the event of any change in capitalization affecting the Common Stock not described in Section 12.2 above, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the base price, exercise price, or purchase price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of, any outstanding Awards in the event of a spin‑off or other distribution (other than normal cash dividends), of Company assets to shareholders.

ARTICLE 13
AMENDMENT AND TERMINATION

13.1    Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan; provided that the Plan will terminate on May 5, 2030, if not terminated by the Board on an earlier date. No amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is required to satisfy any applicable law or securities exchange listing requirements. At the time of such amendment, the Board shall determine whether such amendment will be contingent on shareholder approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.2    Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Code Section 409A or to bring the Plan or Awards granted under it into compliance therewith.

13.3    No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, an amendment of the Plan that results in a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of an Option, the difference between the Fair Market Value and the exercise price for all Shares subject to the Option, shall not be an impairment of the Participant's rights that requires consent of the Participant.

13.4    Amendment of Awards. Subject to Section 14.5, the Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under the Participant’s Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Shares subject to an Option and the exercise price, shall not constitute an impairment of the Participant's rights that requires consent).

13.5    No Repricings or Underwater Buyouts. Except for adjustments made pursuant to Article 13, without the prior approval of the Company's shareholders, no Option or SAR granted under the Plan may:
13.5.1    be amended to decrease the exercise price (in the case of an Option) or base price (in the case of a SAR);
13.5.2    be cancelled in exchange for the grant of any new Option or SAR with a lower exercise or base price or any other new Award; or
13.5.3    otherwise be subject to any action that would be treated under accounting rules or otherwise as a "repricing" of such Option or SAR (including a cash buyout or voluntary surrender/subsequent regrant of an underwater Option or SAR).

ARTICLE 14
MISCELLANEOUS
14.1    Tax Withholding. The Company has the right, prior to and as a condition to settlement of any Award under the Plan, including the delivery or Vesting of Shares or Awards, to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state, or local taxes of any kind required by law to be withheld with respect to such settlement or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan has the obligation to make arrangements satisfactory to the Company for the satisfaction of any such tax withholding obligations. The Company will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

14.2    Unfunded Plan. The Plan will be unfunded and the Company will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company will be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.3    Payments to Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

14.4    Fractional Shares. No fractional Shares will be issued or delivered under the Plan or any Option and Options granted under the Plan will not be exercisable with respect to fractional Shares. In lieu of such fractional Shares, the Company will pay an amount in cash equal to the same fraction using the Fair Market Value of a Share of Common Stock.

14.5    Annulment of Awards. Any Award Agreement may provide that the grant of an Award payable in cash is revocable until cash is paid in settlement thereof or that grant of an Award payable in Shares is revocable until the Participant becomes entitled to the certificate (or other evidence of ownership) in settlement thereof. In the event a Participant's Continuous Service is terminated due to Termination for Cause, any Award which is revocable will be annulled as of the date of such Termination for Cause.

14.6    Engaging in Competition With the Company. Any Award Agreement may provide that, if a Participant’s Continuous Service is terminated voluntarily and within a period of time (as specified in the Award Agreement) after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) the Company, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date that such Participant's Continuous Service is terminated.

14.7    Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan are not to be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other the Company or Affiliate plans, arrangements, or programs. The Plan notwithstanding, the Company or any Affiliate may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with the Company and its Affiliates.

14.8    Securities Law Restrictions. No Shares may be issued under the Plan unless counsel for the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for, or other evidence of ownership of, Shares delivered under the Plan may be subject to such stop‑transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or registered securities association upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.9    Continuing Restriction Agreement. Each Participant will, if requested by the Company and as a condition to issuance of Shares under the Plan upon an Award or exercise of an Award granted under the Plan that results in the issuance of Shares, become a party to and be bound by a stock restriction or other agreement with the Company containing restrictions on transfer of Shares, including, without limitation, a right of first refusal for the benefit of the Company, a market stand-off provision, or such other terms as the Company may reasonably require.

14.10    Governing Law. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the state of Washington, without regard to principles of conflicts of laws.

As approved by the shareholders of First Northwest Bancorp on ____________, 2020.

First Northwest Bancorp

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Your vote matters – here's how to vote!

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2020 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

01 - Matthew P. Deines   02 - Stephen E. Oliver   03 - Jennifer Zaccardo

☐ **Mark here to vote FOR all nominees**   ☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 ☐ 02 ☐ 03 ☐

5. In their discretion, upon such matters as may properly come before the meeting.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2020 Annual Meeting of Shareholders of First Northwest Bancorp will be held on Tuesday, May 5, 2020 at 4:00 pm PT, virtually via the internet at www.meetingcenter.io/290198981.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — FNWB2020.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/FNWB

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Revocable Proxy - First Northwest Bancorp

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 5, 2020

The undersigned hereby appoints the Board of Directors of First Northwest Bancorp ("First Northwest"), and each of them, to act as attorneys and proxies for the undersigned, to vote all shares of First Northwest common stock that the undersigned is entitled to vote at the annual meeting of shareholders, to be held on May 5, 2020 at 4:00 p.m. (Pacific Time), virtually via the internet at www.meetingcenter.io/290198981. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is – FNWB2020 and at any and all adjournments thereof, as indicated.

The undersigned acknowledges receipt from First Northwest prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 20, 2020 and the 2019 Annual Report to Shareholders.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. If any other business is presented at the annual meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the annual meeting.

Should the undersigned be present and elect to vote at the annual meeting or any adjournment thereof, and after notification to the Secretary of First Northwest at the annual meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Notice to Participants in the First Northwest Bancorp Employee Stock Ownership Plan ("ESOP") and First Federal Savings & Loan Association of Port Angeles 401(k) Plan ("401(k) Plan"): Please be advised that each participant will be entitled to vote those shares allocated to his or her account. This proxy when properly executed will be voted as specified therein. If this voting instruction card is not properly completed and signed or if it is not timely received by the designated tabulator, shares allocated to a participant will be voted as follows: 401(k) Plan shares will be voted by the Trustee as directed by the Plan Administrator, and ESOP shares will be voted by the Trustee in the same proportion as shares for which the Trustee has received voting instructions. The proxies are authorized to vote upon such other matters as may properly come before the meeting. **The deadline to provide voting instructions for the shares in the foregoing plans is Thursday, April 30, 2020 at 10:00 a.m. (Pacific Time).**

C Non-Voting Items

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First Northwest Bancorp

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Online

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Annual Shareholders' Meeting Notice

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*****Exercise Your Right to Vote*****
Important Notice Regarding the Availability of Proxy Materials for the First Northwest Bancorp Annual Shareholders' Meeting to be Held on May 5, 2020.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. This is not a ballot. You cannot use this notice to vote your shares. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Shareholders are available at:

www.investorvote.com/FNWB

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/FNWB.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
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Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side of this notice on or before April 21, 2020 to facilitate timely delivery.

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Annual Shareholders' Meeting Notice

The 2020 Annual Meeting of Shareholders of First Northwest Bancorp will be held on May 5, 2020 at 4:00 p.m. (Pacific Time), virtually via the internet at www.meetingcenter.io/290198981. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is – FNWB2020.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4:

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting a copy of the proxy materials.

- **Internet** – Go to **www.investorvote.com/FNWB.**
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials First Northwest Bancorp" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 21, 2020.